GREENWICH CAPITAL ACCEPTANCE, INC.,

Depositor

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,

Seller

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

Master Servicer and Securities Administrator

and

DEUTSCHE BANK NATIONAL TRUST COMPANY,

Trustee and Custodian

POOLING AND SERVICING AGREEMENT

Dated as of April 1, 2003

__________________________________

HarborView Mortgage Loan Trust 2003-1

Mortgage Loan Pass-Through Certificates, Series 2003-1

Table of Contents

Page

ARTICLE I DEFINITIONS; DECLARATION OF TRUST

3

Section 1.01.

Defined Terms

3

Section 1.02.

Accounting

35

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL
ISSUANCE OF CERTIFICATES

35

Section 2.01.

Conveyance of Mortgage Loans

35

Section 2.02.

Acceptance by Trustee

39

Section 2.03.

Repurchase or Substitution of Mortgage Loans by the Seller

40

Section 2.04.

Representations and Warranties of the Seller with Respect

to the Mortgage Loans

43

Section 2.05.

[Reserved]

44

Section 2.06.

Representations and Warranties of the Depositor

44

Section 2.07.

Issuance of Certificates

45

Section 2.08.

Representations and Warranties of the Seller

45

Section 2.09.

Covenants of the Seller

47

ARTICLE III ADMINISTRATION AND MASTER SERVICING OF
THE MORTGAGE LOANS

48

Section 3.01.

Master Servicer to Service and Administer the Mortgage Loans

48

Section 3.02.

REMIC-Related Covenants

49

Section 3.03.

Monitoring of Servicers

49

Section 3.04.

Fidelity Bond

50

Section 3.05.

Power to Act; Procedures

50

Section 3.06.

Due-on-Sale Clauses; Assumption Agreements

51

Section 3.07.

Release of Mortgage Files

52

Section 3.08.

Documents, Records and Funds in Possession of Master Servicer

to be Held for Trust

53

Section 3.09.

Standard Hazard Insurance and Flood Insurance Policies

53

Section 3.10.

Presentment of Claims and Collection of Proceeds

54

Section 3.11.

Maintenance of the Primary Insurance Policies

54

Section 3.12.

Trustee to Retain Possession of Certain Insurance Policies

and Documents

55

Section 3.13.

 Realization Upon Defaulted Mortgage Loans

55

Section 3.14.

Additional Compensation to the Master Servicer

55

Section 3.15.

REO Property

55

Section 3.16.

Annual Officer’s Certificate as to Compliance

56

Section 3.17.

Annual Independent Accountant’s Servicing Report

57

Section 3.18.

Reports Filed with Securities and Exchange Commission

57

Section 3.19.

[Reserved]

58

Section 3.20.

UCC

58

Section 3.21.

[Reserved.]

58

Section 3.22.

[Reserved.]

58

Section 3.23.

Closing Certificate and Opinion

58

Section 3.24.

Liabilities of the Master Servicer

59

Section 3.25.

Merger or Consolidation of the Master Servicer

59

Section 3.26.

Indemnification of the Trustee, the Master Servicer and
the Securities Administrator

59

Section 3.27.

Limitation on Liability of the Master Servicer and Others

60

Section 3.28.

Master Servicer Not to Resign

61

Section 3.29.

Successor Master Servicer

61

Section 3.30.

Sale and Assignment of Master Servicing

62

ARTICLE IV ACCOUNTS

62

Section 4.01.

Servicing Accounts

62

Section 4.02.

Distribution Account

64

Section 4.03.

Permitted Withdrawals and Transfers from the Distribution Account

65

ARTICLE V FLOW OF FUNDS

67

Section 5.01.

Distributions

67

Section 5.02.

 [Reserved]

70

Section 5.03.

Allocation of Realized Losses

70

Section 5.04.

Statements

71

Section 5.05.

Remittance Reports; Advances

73

Section 5.06.

Compensating Interest Payments

74

ARTICLE VI THE CERTIFICATES

74

Section 6.01.

The Certificates

74

Section 6.02.

Registration of Transfer and Exchange of Certificates

75

Section 6.03.

Mutilated, Destroyed, Lost or Stolen Certificates

80

Section 6.04.

Persons Deemed Owners

81

Section 6.05.

Appointment of Paying Agent

81

ARTICLE VII DEFAULT

81

Section 7.01.

Event of Default

81

Section 7.02.

Trustee to Act

83

Section 7.03.

Waiver of Master Servicer Event of Termination

84

Section 7.04.

Notification to Certificateholders

85

ARTICLE VIII THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

85

Section 8.01.

Duties of the Trustee and the Securities Administrator

85

Section 8.02.

Certain Matters Affecting the Trustee and the Securities
Administrator

86

Section 8.03.

Trustee and Securities Administrator Not Liable for Certificates

or Mortgage Loans

88

Section 8.04.

Trustee, Custodian, Master Servicer and Securities Administrator

May Own Certificates

89

Section 8.05.

Trustee’s and Securities Administrator’s Fees and Expenses

89

Section 8.06.

Eligibility Requirements for Trustee and Securities Administrator

89

Section 8.07.

Resignation or Removal of Trustee and Securities Administrator

90

Section 8.08.

Successor Trustee and Successor Securities Administrator

91

Section 8.09.

Merger or Consolidation of Trustee or Securities Administrator

91

Section 8.10.

Appointment of Co-Trustee or Separate Trustee

92

Section 8.11.

Limitation of Liability

93

Section 8.12.

Trustee May Enforce Claims Without Possession of Certificates

93

Section 8.13.

Suits for Enforcement

94

Section 8.14.

Waiver of Bond Requirement

94

Section 8.15.

Waiver of Inventory, Accounting and Appraisal Requirement

94

Section 8.16.

Appointment of Custodians

94

ARTICLE IX REMIC ADMINISTRATION

95

Section 9.01.

REMIC Administration

95

Section 9.02.

Prohibited Transactions and Activities

97

ARTICLE X TERMINATION

97

Section 10.01.

Termination

97

Section 10.02.

Additional Termination Requirements

99

Section 10.03.

Assignment of the Call Option

100

ARTICLE XI [RESERVED]

100

ARTICLE XII MISCELLANEOUS PROVISIONS

100

Section 12.01.

Amendment

100

Section 12.02.

Recordation of Agreement; Counterparts

101

Section 12.03.

Limitation on Rights of Certificateholders

101

Section 12.04.

Governing Law; Jurisdiction

102

Section 12.05.

Notices

102

Section 12.06.

Severability of Provisions

103

Section 12.07.

Article and Section References

103

Section 12.08.

Notice to the Rating Agency

103

Section 12.09.

Further Assurances

104

Section 12.10.

Benefits of Agreement

104

Section 12.11.

Acts of Certificateholders

104

Section 12.12.

Successors and Assigns

105

Section 12.13.

Tax Treatment of Class P Certificate

105

Section 12.14.

Provision of Information

105

EXHIBITS AND SCHEDULES:

Exhibit A

Form of Senior Certificate

A-1

Exhibit B

Form of Class A-R Certificate

B-1

Exhibit C

Form of Subordinate Certificate

C-1

Exhibit D

Form of Class P Certificate

D-1

Exhibit E

Form of Reverse of the Certificates

E-1

Exhibit F

Request for Release

F-1

Exhibit G-1

Form of Receipt of Mortgage Note

G-1-1

Exhibit G-2

Form of Interim Certification of Trustee

G-2-1

Exhibit G-3

Form of Final Certification of Trustee

G-3-1

Exhibit H

Form of Lost Note Affidavit

H-1

Exhibit I-1

Form of ERISA Representation [Class A-R] [Class P]

I-1-1

Exhibit I-2

Form of ERISA Representation [Class B-4][Class B-5][Class B-6]

I-2-1

Exhibit J-1

Form of Investment Letter [Non-Rule 144A]

J-1-1

Exhibit J-2

Form of Rule 144A Investment Letter

J-2-1

Exhibit K

Form of Transferor Certificate

K-1

Exhibit L

Transfer Affidavit for [Class A-R] [Class P] Certificate Pursuant to

Section 6.02

L-1

Exhibit M

List of Servicers and Servicing Agreements

M-1

Exhibit N

Form of Call Option Assignment Agreement

N-1

Schedule I

Mortgage Loan Schedule

This Pooling and Servicing Agreement is dated as of April 1, 2003 (the “Agreement”), among GREENWICH CAPITAL ACCEPTANCE, INC., a Delaware corporation, as depositor (the “Depositor”), GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, as seller (the “Seller”), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as trustee (the “Trustee”).

PRELIMINARY STATEMENT:

Through this Agreement, the Depositor intends to cause the issuance and sale of the HarborView Mortgage Loan Trust 2003-1 Mortgage Loan Pass-Through Certificates, Series 2003-1 (the “Certificates”) representing in the aggregate the entire beneficial ownership of the Trust, the primary assets of which are the Mortgage Loans (as defined below).

The Depositor intends to sell the Certificates to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder.  The Certificates will consist of nine classes of certificates, designated as (i) the Class A Certificates, (ii) the Class A-R Certificate, (iii) the Class B-1 Certificates, (iv) the Class B-2 Certificates, (v) the Class B-3 Certificates, (vi) the Class B-4 Certificates, (vii) the Class B-5 Certificates, (viii) the Class B-6 Certificates and (ix) the Class P Certificate.

For federal income tax purposes, the Trustee shall elect that the Trust Fund, other than the Class P Distributable Amount, be treated as a REMIC.  Each Certificate, other than a Class P or Class A-R Certificate, represents ownership of a regular interest in the REMIC for purposes of the REMIC Provisions.  The Class P Certificate will represent an interest in the Trust Fund but is not an interest in the REMIC created hereunder.  The Class A-R Certificate represents ownership of the sole class of residual interest in the REMIC created hereunder for purposes of the REMIC Provisions.

For purposes of the REMIC Provisions, the startup day is the Closing Date.  All REMIC regular and residual interests created hereby will be retired on or before the Latest Possible Maturity Date.

The following table sets forth (or describes) the Class designation, Pass-Through Rate and Original Class Certificate Principal Balance for each Class of Certificates (each of which, except for the Class A-R Certificate and the Class P Certificate, is hereby designated a REMIC regular interest for purposes of the REMIC Provisions) comprising the interests in the Trust Fund created hereunder:

Class	Original Class Certificate Principal Balance	Pass-Through Rate
Class A	$297,909,000.00	(1)
Class A-R	$100.00	(1)
Class B-1	$4,613,000.00	(1)
Class B-2	$1,999,000.00	(1)
Class B-3	$1,230,000.00	(1)
Class B-4	$615,000.00	(1)
Class B-5	$615,000.00	(1)
Class B-6	$617,654.00	(1)
Class P	(2)	(2)

(1)

Calculated pursuant to the definition of Net WAC.

(2)

The Class P Certificate does not have a Class Certificate Principal Balance or a Pass-Through Rate but shall be entitled to the Class P Distributable Amount on each Distribution Date.

ARTICLE I

DEFINITIONS; DECLARATION OF TRUST

SECTION 1.01.  Defined Terms.

Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.  All calculations of interest described herein shall be made on the basis of an assumed 360-day year consisting of twelve 30-day months.

“1933 Act”:  The Securities Act of 1933, as amended.

“Accepted Master Servicing Practices”:  With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or (y) as provided in the applicable Servicing Agreement, to the extent applicable to any Servicer, but in no event below the standard set forth in clause (x).

“Account”:  The Distribution Account or each Servicing Account, as the context requires.

“Accrual Period”: With respect to each Distribution Date and any Class of Certificates, the calendar month prior to the month of that Distribution Date.

“Adjustment Date”:  With respect to each Mortgage Loan, each adjustment date on which the related Loan Rate changes pursuant to the related Mortgage Note.  The first Adjustment Date following the Cut-Off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

“Advance”:  As to any Mortgage Loan or REO Property, any advance made by the Master Servicer in respect of any Distribution Date pursuant to Section 5.05.

“Adverse REMIC Event”:  As defined in Section 9.01(f) hereof.

“Affiliate”:  With respect to any Person, any other Person controlling, controlled by or under common control with such Person.  For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and “controlling” and “controlled” shall have meanings correlative to the foregoing.

“Aggregate Subordinate Percentage”:  As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Principal Balances of the Classes of Subordinate Certificates and the denominator of which is the Pool Balance for such Distribution Date.

“Agreement”:  This Pooling and Servicing Agreement, dated as of April 1, 2003, as amended, supplemented and otherwise modified from time to time.

“Applicable Credit Support Percentage”:  As defined in Section 5.01(e).

“Assignment”:  As to any Mortgage, an assignment of mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient, under the laws of the jurisdiction in which the related Mortgaged Property is located, to reflect or record the sale of such Mortgage.

“Available Funds”:  As to any Distribution Date, an amount equal to (i) the sum of (a) the aggregate of the Monthly Payments received on or prior to the related Determination Date (excluding Monthly Payments due in future Due Periods but received by the related Determination Date), (b) Net Liquidation Proceeds, Insurance Proceeds, Principal Prepayments (including Prepayment Penalty Amounts) and other unscheduled recoveries of principal and interest in respect of the Mortgage Loans received during the related Prepayment Period, (c) the aggregate of any amounts received in respect of REO Properties for such Distribution Date, (d) the aggregate of any amounts of Interest Shortfalls (excluding for such purpose all shortfalls as a result of Relief Act Reductions) paid by the Servicers pursuant to the related Servicing Agreements and Compensating Interest Payments deposited in the Distribution Account for that Distribution Date, (e) the aggregate of the Purchase Prices and Substitution Adjustments deposited in the Distribution Account during the related Prepayment Period, (f) the aggregate of any advances in respect of delinquent Monthly Payments made by the Servicers and Advances made by the Master Servicer for that Distribution Date, (g) the aggregate of any Advances made by the Trustee for that Distribution Date pursuant to Section 7.02 hereof and (h) the Termination Price on the Distribution Date on which the Trust is terminated; minus (ii) the sum of (w) the Expense Fees for that Distribution Date in respect of the Mortgage Loans, (x) amounts in reimbursement for Advances previously made in respect of the Mortgage Loans and other amounts as to which the Servicers, the Securities Administrator and the Master Servicer are entitled to be reimbursed pursuant to Section 4.03, (y) the amount payable to the Trustee, the Master Servicer, the Custodian or the Securities Administrator pursuant to Sections 3.26(b), 3.27(c) and 8.05 and (z) amounts deposited in the Distribution Account in error.

“Bankruptcy Code”:  The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

“Bankruptcy Coverage Termination Date”: The date on which the Bankruptcy Loss Coverage Amount is reduced to zero.

“Bankruptcy Loss”:  With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction as reported by the related Servicer to the Master Servicer.

“Bankruptcy Loss Coverage Amount”:  As of any Determination Date, the Initial Bankruptcy Loss Coverage Amount as reduced by the aggregate amount of Bankruptcy Losses allocated to the Certificates since the Cut-Off Date; provided, however, that the Bankruptcy Loss Coverage Amount may also be reduced pursuant to a letter from the Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading of the then current ratings assigned by the Rating Agency to the Classes of Senior Certificates.

“Book-Entry Certificates”:  Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a “Depository Participant”, or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 6.02 hereof).  On the Closing Date, all Classes of the Certificates other than the Physical Certificates shall be Book-Entry Certificates.

“Business Day”:  Any day other than a Saturday, a Sunday or a day on which banking or savings institutions in the State of California, the State of Maryland, the State of Minnesota, the State of New York or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

“Call Option”:  The right to terminate this Agreement and the Trust pursuant to the second paragraph of Section 10.01(a) hereof.

“Call Option Assignment Agreement”:  Any Call Option Assignment Agreement substantially in the form set forth in Exhibit N hereto.

“Call Option Holder”:  Initially, the Master Servicer and any successor Call Option Holder which has been assigned the Call Option pursuant to a Call Option Assignment Agreement and Section 10.03 hereof.

“Certificate”:  Any Regular Certificate, Residual Certificate or Class P Certificate.

“Certificate Notional Balance”:  Not applicable.

“Certificate Owner”:  With respect to each Book-Entry Certificate, any beneficial owner thereof and with respect to each Physical Certificate, the Certificateholder thereof.

“Certificate Principal Balance”:  With respect to each Certificate of a given Class and any date of determination, the product of (i) the Class Certificate Principal Balance of such Class and (ii) the applicable Percentage Interest of such Certificate.

“Certificate Register” and “Certificate Registrar”:  The register maintained and registrar appointed pursuant to Section 6.02 hereof.  Wells Fargo Bank Minnesota, National Association will act as Certificate Registrar on behalf of the Trustee, for so long as it is the Securities Administrator under this Agreement.

“Certificateholder” or “Holder”:  The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Residual Certificate for any purpose hereof.

“Class”:  Collectively, Certificates that have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

“Class A Certificate”:  Any of the Class A Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A, evidencing the ownership of a “regular interest” in the REMIC created hereunder and representing the right to distributions as set forth herein and therein.

“Class A-R Certificate”:  The Class A-R Certificate as designated on the face thereof executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit B, evidencing the ownership of the sole class of “residual interest” in the REMIC created hereunder and representing the right to distributions as set forth herein and therein.

“Class B-1 Certificate”:  Any of the Class B-1 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a “regular interest” in the REMIC created hereunder and representing the right to distributions as set forth herein and therein.

“Class B-2 Certificate”:  Any of the Class B-2 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a “regular interest” in the REMIC created hereunder and representing the right to distributions as set forth herein and therein.

“Class B-3 Certificate”:  Any of the Class B-3 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a “regular interest” in the REMIC created hereunder and representing the right to distributions as set forth herein and therein.

“Class B-4 Certificate”:  Any of the Class B-4 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a “regular interest” in the REMIC created hereunder and representing the right to distributions as set forth herein and therein.

“Class B-5 Certificate”:  Any of the Class B-5 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a “regular interest” in the REMIC created hereunder and representing the right to distributions as set forth herein and therein.

“Class B-6 Certificate”:  Any of the Class B-6 Certificates as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of a “regular interest” in the REMIC created hereunder and representing the right to distributions as set forth herein and therein.

“Class Certificate Notional Balance”:  Not applicable.

“Class Certificate Principal Balance”:  As to any Distribution Date, with respect to any Class of Certificates, the Original Class Certificate Principal Balance as reduced by the sum of (x) all amounts actually distributed in respect of principal of that Class on all prior Distribution Dates, (y) all Realized Losses, including Bankruptcy Losses, Special Hazard Losses, Fraud Losses and Excess Losses, if any, actually allocated to that Class on all prior Distribution Dates and (z) in the case of the Subordinate Certificates, any applicable Writedown Amount.

“Class P Certificate”:  The Class P Certificate as designated on the face thereof, executed by the Trustee and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit D, evidencing the ownership of the Class P Distributable Amount.

“Class P Distributable Amount”:  With respect to each Distribution Date, all Prepayment Penalty Amounts received by the Master Servicer for the related Prepayment Period.

“Class Subordination Percentage”:  With respect to each Class of Subordinate Certificates and any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Class Certificate Principal Balance of such Class immediately before such Distribution Date and the denominator of which is the aggregate of the Class Certificate Principal Balances of all Classes of Certificates immediately before such Distribution Date.

“Close of Business”:  As used herein, with respect to any Business Day and location, 5:00 p.m. at such location.

“Closing Date”: April 25, 2003.

“Code”:  The Internal Revenue Code of 1986, as amended.

“Commission”:  U.S. Securities and Exchange Commission.

“Compensating Interest Payment”:  With respect to any Distribution Date, an amount equal to the amount, if any, by which (x) the aggregate amount of any Interest Shortfalls (excluding for such purpose all shortfalls as a result of Relief Act Reductions) required to be paid by the Servicers pursuant to the related Servicing Agreement with respect to such Distribution Date, exceeds (y) the aggregate amount actually paid by the Servicers in respect of such shortfalls; provided, that such amount, to the extent payable by the Master Servicer, shall not exceed the aggregate Master Servicing Fee that would be payable to the Master Servicer in respect of such Distribution Date without giving effect to any Compensating Interest Payment.

“Cooperative Corporation”:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

“Cooperative Loan”:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

“Cooperative Loan Documents”:  As to any Cooperative Loan, (i) the Cooperative Shares, together with a stock power in blank; (ii) the original or a copy of the executed Security Agreement; (iii) the original or a copy of the executed Proprietary Lease and the original assignment of the Proprietary Lease endorsed in blank; (iv) the original executed Recognition Agreement and, if available, the original assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) the executed UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) executed UCC amendments (or copies thereof) or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

“Cooperative Property”:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

“Cooperative Shares”:  Shares issued by a Cooperative Corporation.

“Cooperative Unit”:  A single family dwelling located in a Cooperative Property.

“Corporate Trust Office”:  With respect to the Trustee, the principal corporate trust office at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, CA 92705, Attention: HarborView 2003-1 (GC03H1), or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer, the Securities Administrator and the Seller.  With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank Minnesota, National Association, 6th Avenue and Marquette, Minneapolis, Minnesota 55479, Attention: Corporate Trust, HarborView Mortgage Loan Trust 2003-1.

“Custodian”:  Deutsche Bank National Trust Company, and its successors acting as custodian of the Mortgage Files.

“Cut-Off Date”:  With respect to any Mortgage Loan other than a Qualified Substitute Mortgage Loan, the Close of Business in New York City on April 1, 2003.  With respect to any Qualified Substitute Mortgage Loan, the date designated as such on the Mortgage Loan Schedule (as amended).

“Cut-Off Date Aggregate Principal Balance”: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans.

“Cut-Off Date Principal Balance”:  With respect to any Mortgage Loan, the principal balance thereof remaining to be paid, after application of all scheduled principal payments due on or before the Cut-Off Date whether or not received as of the Cut-Off Date (or as of the applicable date of substitution with respect to a Qualified Substitute Mortgage Loan).

“Debt Service Reduction”:  With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for that Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, unless the reduction results from a Deficient Valuation.

“Deficient Valuation”:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

“Definitive Certificates”:  Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 6.02(c) or (d) hereof.

“Deleted Mortgage Loan”:  A Mortgage Loan replaced or to be replaced by one or more Qualified Substitute Mortgage Loans.

“Delinquent”:  Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made.

“Depositor”:  Greenwich Capital Acceptance, Inc., a Delaware corporation, or any successor in interest.

“Depository”:  The initial Depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.  The Depository shall initially be the registered Holder of the Book-Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

“Depository Participant”:  A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

“Determination Date”:  For any Distribution Date and each Mortgage Loan, the date each month, as set forth in the related Servicing Agreement, on which the related Servicer determines the amount of all funds required to be remitted to the Master Servicer on the Servicer Remittance Date with respect to the Mortgage Loans it is servicing.

“Directly Operate”:  With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by any REMIC formed hereby other than through an Independent Contractor; provided, however, that the Trustee (or a Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or a Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

“Disqualified Organization”:  A “disqualified organization” defined in Section 860E(e)(5) of the Code, or any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee by nationally recognized counsel acceptable to the Trustee that the holding of an ownership interest in the Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person.

“Distribution Account”:  The trust account or accounts created and maintained by the Master Servicer, on behalf of the Trustee pursuant to Section 4.02 hereof in the name of the Trustee for the benefit of the Securities Administrator, as Paying Agent for the Trustee and the Certificateholders and designated “Distribution Account, Deutsche Bank National Trust Company, as Trustee, in trust for the registered Certificateholders of HarborView Mortgage Loan Trust 2003-1, Mortgage Loan Pass-Through Certificates, Series 2003-1” and which must be an Eligible Account.

“Distribution Account Income”:  As to any Distribution Date, any interest or other investment income earned on funds deposited in the Distribution Account during the month of such Distribution Date.

“Distribution Date”:  The 19th day of the month, or, if such day is not a Business Day, the next Business Day commencing in May 2003.

“Distribution Date Statement”:  As defined in Section 5.04(a) hereof.

“Due Date”:  With respect to each Mortgage Loan and any Distribution Date, the first day of the calendar month in which that Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any days of grace.

“Due Period”:  With respect to any Distribution Date, the period commencing on the second day of the month preceding the month in which that Distribution Date occurs and ending on the first day of the month in which that Distribution Date occurs.

“Eligible Account”:  Any of

(i)

an account or accounts maintained with a federal or state chartered depository institution or trust company the short term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short term unsecured debt obligations of such holding company) are rated in the highest short term rating category of the Rating Agency at the time any amounts are held on deposit therein;

(ii)

an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to the Rating Agency, the Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained;

(iii)

a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

(iv)

an account otherwise acceptable to the Rating Agency without reduction or withdrawal of its then current ratings of the Certificates as evidenced by a letter from the Rating Agency to the Trustee.  Eligible Accounts may bear interest.

“ERISA”:  The Employee Retirement Income Security Act of 1974, as amended.

“ERISA-Restricted Certificates”:  The Class B-4, Class B-5, Class B-6, Class A-R and Class P Certificates and any Certificate that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

“ERISA-Qualifying Underwriting”:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

“Event of Default”:  Any one of the events (howsoever described) set forth in Section 7.01 hereof as an event or events upon the occurrence and continuation of which the Master Servicer may be terminated.

“Excess Loss”:  With respect to the Mortgage Loans, the amount of any (i) Fraud Loss realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss realized after the Bankruptcy Coverage Termination Date.

“Expense Fee” With respect to any Mortgage Loan, the sum of (x) the Master Servicing Fee and (y) the Servicing Fee with respect to the related Servicer.

“Expense Fee Rate”:  With respect to any Mortgage Loan, the per annum rate at which the Expense Fee accrues for such Mortgage Loan as set forth in the Mortgage Loan Schedule.

“Fannie Mae”:  The Federal National Mortgage Association or any successor thereto.

“FDIC”:  The Federal Deposit Insurance Corporation or any successor thereto.

“Final Recovery Determination”:  With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller pursuant to or as contemplated by Sections 2.03 and 10.01), a determination made by the related Servicer, and reported to the Master Servicer, that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Servicer expects to be finally recoverable in respect thereof have been so recovered.

“Fraud Loan”: A Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

 “Fraud Loss Coverage Amount”: As of the Closing Date, $3,075,988, subject to reduction from time to time by the amount of Fraud Losses allocated to the Certificates.  In addition, on each anniversary of the Cut-Off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on the first anniversary of the Cut-Off Date, to an amount equal to the lesser of (i) 1.00% of the then current Pool Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the Cut-Off Date over the cumulative amount of Fraud Losses allocated to the Certificates since the Cut-Off Date; (b) on the second, third and fourth anniversaries of the Cut-Off Date, to an amount equal to the lesser of (i) 0.50% of the then current Pool Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-Off Date over the cumulative amount of Fraud Losses allocated to the Certificates since the preceding anniversary; and (c) on the fifth anniversary of the Cut-Off Date, to zero; provided, however, that the Fraud Loss Coverage Amount may also be reduced pursuant to a letter from the Rating Agency to the Trustee to the effect that any such reduction will not result in the downgrading of the then current ratings assigned by the Rating Agency to the Classes of Senior Certificates.

“Fraud Loss Coverage Termination Date”:  The date on which the Fraud Loss Coverage Amount is reduced to zero.

“Fraud Losses”: Realized Losses on any Mortgage Loans sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with that Mortgage Loan as reported by the related Servicer to the Master Servicer.

“Freddie Mac”:  The Federal Home Loan Mortgage Corporation or any successor thereto.

“GCFP”:  Greenwich Capital Financial Products, Inc., and its successors and assigns.

“GMAC”:  GMAC Mortgage Corporation, and its successors and assigns.

“Gross Margin”:  With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the applicable Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Loan Rate for such Mortgage Loan.

“Indemnified Persons”:  The Trustee, the Master Servicer, the Depositor, the Custodian and the Securities Administrator and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

“Independent”:  When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor and its Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor or any Affiliate thereof, and (c) is not connected with the Depositor or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or any Affiliate thereof.

“Independent Contractor”:  Either (i) any Person (other than the Master Servicer) that would be an “independent contractor” with respect to any REMIC formed hereby within the meaning of Section 856(d)(3) of the Code if such REMIC were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as no REMIC formed hereby receives or derives any income from such Person and provided that the relationship between such Person and the applicable REMIC is at arm’s length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Master Servicer) if the Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

“Index”:  With respect to each Mortgage Loan and each Adjustment Date, the index specified in the related Mortgage Note.

“Initial Bankruptcy Loss Coverage Amount”:  $100,000.

“Initial Certificate Principal Balance”:  With respect to any Certificate other than the Class P Certificate, the amount designated “Initial Certificate Principal Balance” on the face thereof.

“Initial Certificate Notional Balance”:  Not applicable.

“Insurance Proceeds”:  With respect to any Mortgage Loan, proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the related Servicing Agreement.

“Interest Distributable Amount”:  With respect to any Distribution Date and each Class of Certificates, the sum of (i) the Monthly Interest Distributable Amount for that Class and (ii) the Unpaid Interest Shortfall Amount for that Class.

“Interest Shortfall”:  With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or a reduction of its Monthly Payment under the Relief Act, an amount determined as follows:

(a)

Principal Prepayments in part received during the relevant Prepayment Period:  the difference between (i) one month’s interest at the applicable Net Loan Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Loan Rate) actually received with respect to such prepayment at the time of such prepayment; and

(b)

Principal Prepayments in full received during the relevant Prepayment Period:  the difference between (i) one month’s interest at the applicable Net Loan Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Loan Rate) actually received with respect to such prepayment at the time of such prepayment; and

(c)

the amount of any Relief Act Reductions for such Distribution Date.

“Latest Possible Maturity Date”:  As determined as of the Cut-Off Date, the Distribution Date following the fifth anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-Off Date.

“Liquidated Mortgage Loan”:  As to any Distribution Date, any Mortgage Loan in respect of which the related Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds that it expects to recover with respect to the liquidation of such Mortgage Loan or disposition of the related REO Property have been recovered.

“Liquidation Event”:  With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated hereunder.  With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being sold or purchased pursuant to Section 10.01 hereof or the applicable provisions of the related Servicing Agreement.

“Liquidation Expenses”:  With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Master Servicer or the related Servicers, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys’ fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

“Liquidation Proceeds”:  With respect to any Mortgage Loan, the amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the related Servicer as proceeds from the liquidation of such Mortgage Loan, as determined in accordance with the applicable provisions of the related Servicing Agreement; provided that with respect to any Mortgage Loan or REO Property repurchased, substituted or sold pursuant to or as contemplated hereunder, or pursuant to the applicable provisions of the related Servicing Agreement, “Liquidation Proceeds” shall also include amounts realized in connection with such repurchase, substitution or sale.

“Loan Rate”:  With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

“Loan-to-Value Ratio”:  With respect to each Mortgage Loan and any date of determination, a fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan at such date of determination and the denominator of which is the Value of the related Mortgaged Property.

“Lost Note Affidavit”:  With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit H hereto.

“Majority Certificateholders”:  The Holders of Certificates evidencing at least 51% of the Voting Rights.

“Master Servicer”:  Wells Fargo Bank Minnesota, National Association, or any successor Master Servicer appointed as herein provided.

“Master Servicer Certification”:  A written certification covering servicing of the Mortgage Loans by all Servicers and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superceded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

“Master Servicing Fee”:  As to any Distribution Date and each related Mortgage Loan, an amount equal to the product of the applicable Master Servicing Fee Rate and the outstanding Principal Balance of such Mortgage Loan as of the first day of the related Due Period.  The Master Servicing Fee for any Mortgage Loan shall be payable in respect of any Distribution Date solely from the interest portion of the Monthly Payment or other payment or recovery with respect to such Mortgage Loan.

“Master Servicing Fee Rate”:  0.0175% per annum.

“Maximum Loan Rate”:  With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Loan Rate thereunder.

“MERS”:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“MERS Mortgage Loan”:  Any Mortgage Loan registered with MERS on the MERS System.

“MERS® System”:  The system of recording transfers of mortgages electronically maintained by MERS.

“MIN”:  The Mortgage Identification Number for any MERS Mortgage Loan.

“MOM Loan”:  Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

“Monthly Interest Distributable Amount”:  With respect to each Class of Certificates and any Distribution Date, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Class Certificate Principal Balance or Class Certificate Notional Balance, as applicable, of that Class immediately prior to that Distribution Date; provided, however, that for purposes of compliance with the REMIC Provisions, (A) the Monthly Interest Distributable Amount for each Class of Subordinate Certificates shall be calculated by reducing the related Pass-Through Rate by a per annum rate equal to (i) 12 times the Subordinate Class Expense Share for such Class divided by (ii) the Class Certificate Principal Balance of such Class as of the beginning of the related Accrual Period and (B) such Class shall be deemed to bear interest at such Pass-Through Rate as so reduced for federal income tax purposes.

“Monthly Payment”:  With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan that is payable by the related Mortgagor from time to time under the related Mortgage Note, determined, for the purposes of this Agreement: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the related Servicer pursuant to the applicable provisions of the related Servicing Agreement; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

“Moody’s”:  Moody’s Investors Service, Inc. and its successors.

“Mortgage”:  The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

“Mortgage File”:  The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

“Mortgage Loan”:  Each mortgage loan (including Cooperative Loans) transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) hereof as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

“Mortgage Loan Purchase Agreement”:  The Mortgage Loan Purchase Agreement between the Seller and the Depositor, dated as of April 1, 2003, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor.

“Mortgage Loan Schedule”:  As of any date, the list of Mortgage Loans included in the Trust Fund on such date, attached hereto as Schedule I.  The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

(i)

the Mortgage Loan identifying number;

(ii)

the Mortgagor’s name;

(iii)

the street address of the Mortgaged Property including the state and five-digit ZIP code;

(iv)

a code indicating whether the Mortgaged Property was represented by the borrower, at the time of origination, as being owner-occupied;

(v)

a code indicating whether the Residential Dwelling constituting the Mortgaged Property is (a) a detached single family dwelling, (b) a dwelling in a planned unit development, (c) a condominium unit, (d) a two- to four-unit residential property, (e) a townhouse or (f) other type of Residential Dwelling;

(vi)

if the related Mortgage Note permits the borrower to make Monthly Payments of interest only for a specified period of time, (a) the original number of such specified Monthly Payments and (b) the remaining number of such Monthly Payments as of the Cut-Off Date;

(vii)

the original months to maturity;

(viii)

the stated remaining months to maturity from the Cut-Off Date based on the original amortization schedule;

(ix)

the Loan-to-Value Ratio at origination;

(x)

[reserved];

(xi)

the Loan Rate in effect immediately following the Cut-Off Date;

(xii)

the date on which the first Monthly Payment is or was due on the Mortgage Loan;

(xiii)

the stated maturity date;

(xiv)

the Master Servicing Fee Rate and the Servicing Fee Rate, if any;

(xv)

the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

(xvi)

the original principal balance of the Mortgage Loan;

(xvii)

the Stated Principal Balance of the Mortgage Loan on the Cut-Off Date and  a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

(xviii)

the Index and Gross Margin specified in related Mortgage Note;

(xix)

the next Adjustment Date, if applicable;

(xx)

the Maximum Loan Rate, if applicable;

(xxi)

the Value of the Mortgaged Property;

(xxii)

the sale price of the Mortgaged Property, if applicable;

(xxiii)

the product code;

(xxiv)

Expense Fee Rate therefor; and

(xxv)

the Servicer that is servicing each Mortgage Loan and the originator of each Mortgage Loan.

The Mortgage Loan Schedule, as in effect from time to time, shall also set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-Off Date: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Loan Rate of the Mortgage Loans; and (4) the weighted average remaining months to maturity of the Mortgage Loans.  The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement.

“Mortgage Note”:  The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

“Mortgaged Property”:  Either of (x) the fee simple or leasehold interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds, or (y) in the case of a Cooperative Loan, the related Cooperative Shares and Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

“Mortgagor”:  The obligor on a Mortgage Note.

“Net Interest Shortfall”:  With respect to any Distribution Date, the excess of Interest Shortfalls, if any, for such Distribution Date over the sum of (i) Interest Shortfalls paid by the Servicers under the related Servicing Agreements with respect to such Distribution Date and (ii) Compensating Interest Payments made with respect to such Distribution Date.

“Net Liquidation Proceeds”:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, related Servicing Advances, the Master Servicing Fee, related Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

“Net Loan Rate”:  With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Loan Rate for such Mortgage Loan minus the related Servicing Fee Rate and the Master Servicing Fee Rate.

“Net WAC”:  With respect to any Distribution Date, the weighted average of the Net Loan Rates of the Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, as of the Cut-Off Date), weighted on the basis of the related Stated Principal Balances.

“Nonrecoverable”:  A determination by the Master Servicer or the related Servicer in respect of a delinquent Mortgage Loan that if it were to make an Advance or an advance of a delinquent Monthly Payment, respectively, in respect thereof, such amount would not be recoverable from any collections or other recoveries (including Liquidation Proceeds) on such Mortgage Loan.

“Officers’ Certificate”:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), or by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Seller, the Master Servicer or the Depositor, as applicable.

“One-Year CMT”:  The weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519).

“One-Year CMT Indexed”:  Indicates a Mortgage Loan that has an adjustable Loan Rate calculated on the basis of the One-Year CMT index.

“One-Year LIBOR”:  The average of interbank offered rates for one-year U.S. dollar deposits in the London market based on quotations of major banks.

“One-Year LIBOR Indexed”: Indicates a Mortgage Loan that has an adjustable Loan Rate calculated on the basis of the One-Year LIBOR index.

“Opinion of Counsel”:  A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor, the Seller, the Master Servicer or the Securities Administrator, acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of the REMIC created hereunder as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

“Original Applicable Credit Support Percentage”:  With respect to each Class of Subordinate Certificates, the corresponding percentage set forth below opposite its Class designation:

Class B-1	3.15%
Class B-2	1.65%
Class B-3	1.00%
Class B-4	0.60%
Class B-5	0.40%
Class B-6	0.20%

“Original Class Certificate Notional Balance”:  Not applicable.

“Original Class Certificate Principal Balance”:  With respect to each Class of Certificates, other than the Class P Certificate, the corresponding aggregate amount set forth opposite the Class designation of such Class in the Preliminary Statement.

“Original Subordinated Principal Balance”:  The aggregate of the Original Class Certificate Principal Balances of the Classes of Subordinate Certificates.

“OTS”:  The Office of Thrift Supervision.

“Outstanding Mortgage Loan”:  As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero, that was not the subject of a prepayment in full prior to such Due Date and that did not become a Liquidated Mortgage Loan prior to such Due Date.

“Ownership Interest”:  As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“Pass-Through Rate”:  With respect to each Class of Certificates and any Distribution Date, the rate set forth for such Class in the Preliminary Statement.

“Paying Agent”:  Any paying agent appointed pursuant to Section 6.05 hereof.  The initial Paying Agent shall be Wells Fargo Bank Minnesota, National Association, for so long as it is acting as Securities Administrator under this Agreement.

“Percentage Interest”:  With respect to any Certificate other than a Class A-R or Class P Certificate, a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance or Initial Certificate Notional Balance, as applicable, represented by such Certificate and the denominator of which is the Original Class Certificate Principal Balance or Original Class Certificate Notional Balance, as applicable, of the related Class.  With respect to the Class A-R and Class P Certificates, 100%.

“Permitted Investments”:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Master Servicer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

(A) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee, the Master Servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of the Rating Agency and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii)

repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the Rating Agency;

(iv)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by the Rating Agency in its highest long term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)

commercial paper (including both non interest bearing discount obligations and interest bearing obligations) that is rated by the Rating Agency in its highest short term unsecured debt rating available at the time of such investment;

(vi)

units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee, the Master Servicer or an affiliate thereof having the highest applicable rating from the Rating Agency; and

(vii)

if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial ratings of the Senior Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

“Permitted Transferee”:  Any Transferee of a Residual Certificate other than a Disqualified Organization or a non-U.S. Person.

“Person”:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Physical Certificates”:  The Class A-R and Class P Certificates.

“Pool Balance”:  As to any Distribution Date, the aggregate of the Stated Principal Balances, as of the Close of Business on the first day of the month preceding the month in which such Distribution Date occurs, of the Mortgage Loans that were Outstanding Mortgage Loans on that day.

“Prepayment Penalty Amount”:  With respect to any Mortgage Loan and each Distribution Date, all premiums or charges, if any, paid by Mortgagors under the related Mortgage Notes as a result of full or partial Principal Prepayments collected by the applicable Servicer during the immediately preceding Prepayment Period, but only to the extent required to be remitted to the Master Servicer on the applicable Servicer Remittance Date under the terms of the related Servicing Agreement.

“Prepayment Period”:  With respect to any Distribution Date the calendar month preceding the month in which such Distribution Date occurs.

“Primary Insurance Policy”:  Mortgage guaranty insurance, if any, on an individual Mortgage Loan, as evidenced by a policy or certificate.

“Principal Balance”:  As to any Mortgage Loan, other than a Liquidated Mortgage Loan, and any day, the related Cut-Off Date Principal Balance, minus all collections credited against the Principal Balance of such Mortgage Loan after the Cut-Off Date.  For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.  As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property.

“Principal Distribution Amount”:  With respect to any Distribution Date, the sum of (a) each scheduled payment of principal collected or advanced on the Mortgage Loans (before taking into account any Deficient Valuations or Debt Service Reductions) in respect of the related Due Period, (b) that portion of the Purchase Price, representing principal of any repurchased Mortgage Loan, deposited in the Distribution Account during the related Prepayment Period, (c) the principal portion of any related Substitution Adjustments deposited in the Distribution Account during the related Prepayment Period, (d) the principal portion of all Insurance Proceeds received during the related Prepayment Period with respect to Mortgage Loans that are not yet Liquidated Mortgage Loans, (e) the principal portion of all Net Liquidation Proceeds received during the related Prepayment Period with respect to Liquidated Mortgage Loans, (f) all Principal Prepayments in part or in full on the Mortgage Loans applied by the Servicers during the related Prepayment Period, and (g) on the Distribution Date on which the Trust is to be terminated pursuant to Section 10.01 hereof, that portion of the Termination Price in respect of principal.

“Principal Prepayment”:  Any payment of principal made by the Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

“Private Certificates”:  The Class B-4, Class B-5, Class B-6 and Class P Certificates.

“Private Placement Memorandum”:  The Private Placement Memorandum dated April 21, 2003 relating to the initial sale of the Class B-4, Class B-5 and Class B-6 Certificates.

“Pro Rata Share”:  As to any Distribution Date and any Class of Subordinate Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the (a) Subordinate Principal Distribution Amount on such date and (b) a fraction, the numerator of which is the related Class Certificate Principal Balance of that Class and the denominator of which is the aggregate of the Class Certificate Principal Balances of all the Classes of Subordinate Certificates.

“Proprietary Lease”:  With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

“Prospectus”:  The Prospectus Supplement, together with the accompanying prospectus dated March 24, 2003, relating to the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates.

“Prospectus Supplement”:  That certain Prospectus Supplement dated April 21, 2003 relating to the initial sale of the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates.

“Purchase Price”:  With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 or Section 10.01 hereof, and as confirmed by an Officers’ Certificate from the Seller to the Trustee, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01), plus (ii) in the case of (x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Net Loan Rate from the Due Date as to which interest was last covered by a payment by the Mortgagor through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Principal Balance at the applicable Net Loan Rate from the Due Date as to which interest was last covered by a payment by the Mortgagor plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds and Liquidation Proceeds that as of the date of purchase had been distributed as or to cover REO Imputed Interest, plus (iii) any unreimbursed Servicing Advances and any unpaid Expense Fees allocable to such Mortgage Loan or REO Property, plus (iv) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03 hereof, expenses reasonably incurred or to be incurred by the Trustee in respect of the breach or defect giving rise to the purchase obligation and plus (v) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending laws.

“Qualified Insurer”:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a Fannie Mae-approved mortgage insurer and having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization.  Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

“Qualified Substitute Mortgage Loan”:  A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a maximum loan rate not less than the Maximum Loan Rate of the Deleted Mortgage Loan, (iii)  have a gross margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (iv) have the same Index as the Deleted Mortgage Loan, (v) have its next adjustment date not more than two months after the next Adjustment Date of the Deleted Mortgage Loan, (vi) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (vii) be current as of the date of substitution, (viii) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (ix) have been underwritten or re-underwritten in accordance with the same or substantially similar underwriting criteria and guidelines as the Deleted Mortgage Loan, (x) is of the same or better credit quality as the Deleted Mortgage Loan and (xi) conform to each representation and warranty set forth in Section 2.04 hereof applicable to the Deleted Mortgage Loan.  In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the terms described in clause (vi) hereof shall be determined on the basis of weighted average remaining term to maturity and the Loan-to-Value Ratio described in clause (viii) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (x) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

“Rating Agency”:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.  If the rating agency or its successor shall no longer be in existence, “Rating Agency” shall include such nationally recognized statistical rating agency, or other comparable Person, as shall have been designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

“Realized Loss”:  With respect to any Liquidated Mortgage Loan, the amount of loss realized equal to the portion of the Principal Balance remaining unpaid after application of all Net Liquidation Proceeds in respect of such Liquidated Mortgage Loan.

“Recognition Agreement”:  With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

“Record Date”:  With respect to each Distribution Date and all Classes of Certificates, the last Business Day of the calendar month preceding the month in which such Distribution Date occurs.

“Refinancing Mortgage Loan”:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

“Regular Certificate”:  Any Class A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificate.

“Relief Act”:  The Soldiers’ and Sailors Civil Relief Act of 1940, as amended, or any similar state law.

“Relief Act Reductions”:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on that Mortgage Loan during such Due Period is less than (ii) one month’s interest on the Stated Principal Balance of such Mortgage Loan at the Loan Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

“REMIC”:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

“REMIC Opinion”:  An Independent Opinion of Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause the REMIC created hereunder to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to the REMIC created hereunder or (iii) constitute a taxable contribution to the REMIC created hereunder after the Startup Day.

“REMIC Provisions”:  Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

“Remittance Report”:  The Master Servicer’s Remittance Report to the Securities Administrator providing information with respect to each Mortgage Loan which is provided no later than the 15th calendar day of each month and which shall contain such information as may be agreed upon by the Master Servicer and the Securities Administrator and which shall be sufficient to enable the Securities Administrator to prepare the related Distribution Date Statement.

“Rents from Real Property”:  With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

“REO Account”:  The account or accounts maintained by a Servicer in respect of an REO Property pursuant to the related Servicing Agreement.

“REO Disposition”:  The sale or other disposition of an REO Property on behalf of the Trust.

“REO Imputed Interest”:  As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month’s interest at the applicable Net Loan Rate on the Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the Close of Business on the Due Date in such calendar month.

“REO Principal Amortization”:  With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 hereof that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to the applicable provisions of the related Servicing Agreement in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the applicable Servicer pursuant to the applicable provisions of the related Servicing Agreement for unpaid Master Servicing Fees and Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

“REO Property”:  A Mortgaged Property acquired by the applicable Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure in accordance with the applicable provisions of the related Servicing Agreement.

“Request for Release”:  A release signed by a Servicing Officer, in the form of Exhibit F attached hereto.

“Residential Dwelling”:  Any one of the following: (i) a detached one family dwelling, (ii) a detached two  to four family dwelling, (iii) a one family dwelling unit in a condominium project, (iv) a manufactured home, (v) a cooperative unit or (vi) a detached one family dwelling in a planned unit development, none of which is a mobile home.

“Residual Certificate”:  The Class A-R Certificate.

“Responsible Officer”:  When used with respect to the Trustee, any director, the President, any vice president, any assistant vice president, any associate or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Restricted Classes”:  As defined in Section 5.01(e).

“Restricted Global Security”:  As defined in Section 6.01.

“Securities Administrator”:  Wells Fargo Bank Minnesota, National Association, or its successor in interest, or any successor securities administrator appointed as herein provided.

“Security Agreement”:  With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

“Seller”:  GCFP, in its capacity as seller under this Agreement.

“Senior Certificate”:  Any one of the Class A or Class A-R Certificates.

“Senior Certificateholder”:  Any Holder of a Senior Certificate.

“Senior Percentage”:  With respect to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Principal Balances of the Classes of Senior Certificates immediately prior to such Distribution Date and the denominator of which is the Pool Balance for such Distribution Date.

“Senior Prepayment Percentage”:  With respect to any Distribution Date before the Distribution Date in May 2008, 100%.  Except as provided herein, the Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows:  (i) from May 2008 through April 2009, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date; (ii) from May 2009 through April 2010, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date; (iii) from May 2010 through April 2011, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date; (iv) from May 2011 through April 2012, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and (v) from and after May 2012, the related Senior Percentage for that Distribution Date; provided, however, that there shall be no reduction in the Senior Prepayment Percentage unless the Step Down Conditions are satisfied; and provided, further, that if on any such Distribution Date the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage for that Distribution Date will again equal 100%.

Notwithstanding the above, if on any Distribution Date the Two Times Test is satisfied, the Senior Prepayment Percentage will equal (a) prior to the Distribution Date in May 2006, the Senior Percentage plus 50% of the Subordinate Percentage and (b) on or after the Distribution Date in May 2006, the related Senior Percentage for such Distribution Date.

“Senior Principal Distribution Amount”:  With respect to any Distribution Date, the sum of:

(1)

the Senior Percentage of all amounts described in clauses (a) through (d) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)

with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of

(x)

the related Senior Percentage of the Stated Principal Balance of that Mortgage Loan and either

(y)

the related Senior Prepayment Percentage of the amount of the Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan

or

(z)

if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such related Prepayment Period, the related Senior Percentage of the amount of Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

(3)

the related Senior Prepayment Percentage of the amounts described in clause (f) of the definition of “Principal Distribution Amount;”

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to any Mortgage Loan that is not a Liquidated Mortgage Loan, such Senior Principal Distribution Amount will be reduced on such Distribution Date by the related Senior Percentage of the principal portion of such Bankruptcy Loss.

“Servicer”:  Each of the several primary servicers of the Mortgage Loans as set forth and as individually defined in Exhibit M hereto and any successors thereto.

“Servicer Remittance Date”:  The “Remittance Date” defined in the applicable Servicing Agreement.

“Servicing Account”:  Any account established and maintained by a Servicer with respect to the related Mortgage Loans and any REO Property, pursuant to the terms of the respective Servicing Agreement.

“Servicing Advances”:  With respect to any Servicer or the Master Servicer, all customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and expenses) incurred by such Servicer or the Master Servicer in the performance of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Article III hereof or the related Servicing Agreements.

“Servicing Agreement”:  The servicing agreements relating to the Mortgage Loans as set forth in Exhibit M hereto and any other servicing agreement entered into between a successor servicer, the Master Servicer and the Seller or the Trustee on behalf of the Trust pursuant to the terms hereof.

“Servicing Fee”:  With respect to each Servicer and each Mortgage Loan serviced by such Servicer and for any calendar month, the fee payable to such Servicer determined pursuant to the related Servicing Agreement.

“Servicing Fee Rate”:  With respect to each Mortgage Loan, the per annum servicing fee rate set forth on the Mortgage Loan Schedule.

 “Servicing Officer”:  Any officer of a Master Servicer or Servicer involved in, or responsible for, the administration and servicing (or master servicing) of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Master Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

“Six-Month LIBOR”:  The average of interbank offered rates for six-month U.S. dollar deposits in the London market based on quotations of major banks.

“Six-Month LIBOR Indexed”: Indicates a Mortgage Loan that has an adjustable Loan Rate calculated on the basis of the Six-Month LIBOR index.

“Special Hazard Coverage Termination Date”:  The date on which the Special Hazard Loss Coverage Amount is reduced to zero.

“Special Hazard Loss”:  Any Realized Loss suffered by a Mortgaged Property, as reported by the related Servicer to the Master Servicer, on account of direct physical loss but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to the applicable provisions of the related Servicing Agreement to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

(a)

normal wear and tear;

(b)

fraud, conversion or other dishonest act on the part of the Trustee, a Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

(c)

errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

(d)

nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term “Special Hazard Loss;”

(e)

hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

1.

by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.

by military, naval or air forces; or

3.

by an agent of any such government, power, authority or forces;

(f)

any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

(g)

insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

“Special Hazard Loss Coverage Amount”:  With respect to the first Distribution Date, $3,438,364.  With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the Principal Balances of the Mortgage Loans, (ii) twice the Principal Balance of the largest Mortgage Loan and (iii) the aggregate of the Principal Balances of the Mortgage Loans secured by Mortgaged Properties located in the single five-digit ZIP code area in the State of California having the highest aggregate Principal Balance of any such ZIP code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses allocated to the Certificates since the Closing Date; provided, however, that the Special Hazard Loss Coverage Amount may also be reduced pursuant to a letter from the Rating Agency to the Trustee to the effect that any such reduction will not result in the downgrading of the then current ratings assigned by the Rating Agency to the Classes of Senior Certificates.  All Principal Balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to scheduled payments on the Mortgage Loans then due, whether or not paid.

“Special Hazard Mortgage Loan”:  A Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

“Startup Day”:  As defined in Section 9.01(b) hereof.

“Stated Principal Balance”:  With respect to any Mortgage Loan: (a) as of the Distribution Date in May 2003, the Cut-Off Date Principal Balance of such Mortgage Loan,  (b) thereafter as of any date of determination up to and including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the outstanding principal balance of such Mortgage Loan as of the Cut-Off Date, as shown in the Mortgage Loan Schedule, minus, in the case of each Mortgage Loan, the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-Off Date, whether or not received, (ii) all Principal Prepayments received after the Cut-Off Date, to the extent distributed pursuant to Section 5.01 before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the applicable Servicer as recoveries of principal in accordance with the applicable provisions of the related Servicing Agreement, to the extent distributed pursuant to Section 5.01 before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Due Period for the most recent Distribution Date preceding such date of determination; and (c) as of any date of determination subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero.  With respect to any REO Property: (x) as of any date of determination up to and including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust, minus the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 5.01 before such date of determination; and (y) as of any date of determination subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

“Step Down Conditions”: As of the first Distribution Date as to which any decrease in any Senior Prepayment Percentage applies, (i) the outstanding Principal Balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in REO and foreclosure) (averaged over the preceding six month period), as a percentage of the aggregate of the Class Certificate Principal Balances of the Classes of Subordinate Certificates on such Distribution Date, does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to all of the Mortgage Loans do not exceed:

•

for the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the aggregate Certificate Principal Balance of the Subordinate Certificates as of the Closing Date,

•

for the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the aggregate Certificate Principal Balance of the Subordinate Certificates as of the Closing Date,

•

for the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the aggregate Certificate Principal Balance of the Subordinate Certificates as of the Closing Date,

•

for the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the aggregate Certificate Principal Balance of the Subordinate Certificates as of the Closing Date, and

•

for the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the aggregate Certificate Principal Balance of the Subordinate Certificates as of the Closing Date.

“Subordinate Certificate”:  Any one of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates.

“Subordinate Class Expense Share”:  For each Class of Subordinate Certificates and each Accrual Period, the Subordinate Class Expense Share shall be allocated in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates with the highest numerical Class designation) and will be an amount equal to (i) the sum of, without duplication, (a) the amounts paid to the Trustee from the Trust Fund during such Accrual Period pursuant to Section 8.05 hereof to the extent such amounts were paid for ordinary or routine expenses and were not taken into account in computing the Net Loan Rate of any Mortgage Loan and (b) amounts described in clause (y) of the definition of Available Funds herein to the extent such amounts were paid for ordinary or routine expenses and were not taken into account in computing the Net Mortgage Rate of any Mortgage Loan minus (ii) amounts taken into account under clause (i) of this definition in determining the Subordinate Class Expense Share of any Class of Subordinate Certificates having a higher numeric designation.  In no event, however, shall the Subordinate Class Expense Share for any Class of Subordinate Certificates and any Accrual Period exceed the product of (i) (a) Net WAC divided by (b) 12 and (ii) the Class Certificate Principal Amount of such Class of Subordinate Certificates as of the beginning of the related Accrual Period.

“Subordinate Percentage”:  With respect to any Distribution Date, the difference between 100% and the Senior Percentage for such Distribution Date.

“Subordinate Prepayment Percentage”:  With respect to any Distribution Date, the difference between 100% and the Senior Prepayment Percentage for such Distribution Date.

“Subordinate Principal Distribution Amount”:  With respect to any Distribution Date, an amount equal to the sum of:

(1)

 the Subordinate Percentage of all amounts described in clauses (a) through (d) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)

with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (2) of the definition of “Senior Principal Distribution Amount” for that Distribution Date, up to the Subordinate Percentage of the Stated Principal Balance of such Mortgage Loan; and

(3)

the Subordinate Prepayment Percentage of all amounts described in clause (f) of the definition of “Principal Distribution Amount” for that Distribution Date;

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to any Mortgage Loan that is not a Liquidated Mortgage Loan, such Subordinate Principal Distribution Amount will be reduced on such Distribution Date by the Subordinate Percentage of the principal portion of such Bankruptcy Loss.

“Substitution Adjustment”:  As defined in Section 2.03(d) hereof.

“Tax Returns”:  The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the REMIC created hereunder under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

“Termination Price”:  As defined in Section 10.01(a) hereof.

“Transfer”:  Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

“Transfer Affidavit”:  As defined in Section 6.02(e)(ii) hereof.

“Transferee”:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

“Trust”:  HarborView Mortgage Loan Trust 2003-1, the trust created hereunder.

“Trust Fund”:  The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, such Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, including Prepayment Penalty Amounts, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor’s rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby); (v) the Distribution Account (subject to the last sentence of this definition), any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto and (vi) all right, title and interest of the Seller in and to each of the Servicing Agreements.  Notwithstanding the foregoing, however, the Trust Fund specifically excludes (1) all payments and other collections of interest and principal due on the Mortgage Loans on or before the Cut-Off Date and principal received before the Cut-Off Date (except any principal collected as part of a payment due after the Cut-Off Date) and (2) all income and gain realized from Permitted Investments of funds on deposit in the Distribution Account.

“Trustee”:  Deutsche Bank National Trust Company, a national banking association, its successors and assigns, or any successor trustee appointed as provided herein.

“Two Times Test”:  As to any Distribution Date, (i) the Aggregate Subordinate Percentage is at least two times the Aggregate Subordinate Percentage as of the Closing Date; (ii) the aggregate of the Principal Balances of all Mortgage Loans Delinquent 60 days or more (including Mortgage Loans in REO and foreclosure) (averaged over the preceding six-month period), as a percentage of the aggregate of the Class Certificate Principal Balances of the Subordinate Certificates, does not equal or exceed 50%; and (iii) on or after the Distribution Date in May 2006, cumulative Realized Losses do not exceed 30% of the Original Subordinated Principal Balance or prior to the Distribution Date in May 2006, cumulative Realized Losses do not exceed 20% of the Original Subordinated Principal Balance.

“Underwriter’s Exemption”: Prohibited Transaction Exemption 90-59 (Exemption Application No. D-8374), as amended by Prohibited Transaction Exemption 97-34 (Exemption Application Nos. D-10245 and D-10246), as amended by Prohibited Transaction Exemption 2000-58 (Exemption Application No. D-10829) and as amended by Prohibited Transaction Exemption 2002-41 (Exemption Application No. D-11077) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

“Uninsured Cause”:  Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained on such Mortgaged Property.

“United States Person” or “U.S. Person”:  A “United States person” within the meaning set forth in Section 7701(a)(30) of the Code or successor provisions.

“Unpaid Interest Shortfall Amount”:  With respect to each Class of Certificates and (i) the first Distribution Date, zero, and (ii) any Distribution Date after the first Distribution Date, the amount, if any, by which (1)(a) the Monthly Interest Distributable Amount for that Class for the immediately preceding Distribution Date exceeds (b) the aggregate amount distributed on that Class in respect of such Monthly Interest Distributable Amount on the preceding Distribution Date plus (2) any such shortfalls remaining unpaid from prior Distribution Dates.

“Value”:  With respect to any Mortgage Loan and the related Mortgaged Property, the lesser of:

(i)

the value of such Mortgaged Property as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac; and

(ii)

the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan;

provided, however, that in the case of a Refinancing Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinancing Mortgage Loan at the time of origination by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac.

“Voting Rights”:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate.  98% of the voting rights shall be allocated among the Classes of Regular Certificates, pro rata, based on a fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate of the Class Certificate Principal Balances then outstanding, 1% of the voting rights shall be allocated to the Class A-R Certificate and 1% of the voting rights shall be allocated to the Class P Certificate; provided, however, that when none of the Regular Certificates is outstanding, 100% of the voting rights shall be allocated to the Holder of the Class A-R Certificate.  The voting rights allocated to a Class of Certificates shall be allocated among all Holders of such Class, pro rata, based on a fraction the numerator of which is the Certificate Principal Balance of each Certificate of such Class and the denominator of which is the Class Certificate Principal Balance of such Class; provided, however, that any Certificate registered in the name of the Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights.

“Writedown Amount”:  The reduction described in Section 5.03(c).

SECTION 1.02.  Accounting.

Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;

ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.  Conveyance of Mortgage Loans.

 The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-Off Date Principal Balance, all interest due thereon after the Cut-Off Date and all collections in respect of interest and principal due after the Cut-Off Date; (ii) all the Depositor’s right, title and interest in and to the Distribution Account and all amounts from time to time credited to and the proceeds of the Distribution Account; (iii) any real property that secured each such Mortgage Loan and that has been acquired by foreclosure or deed in lieu of foreclosure; (iv) the Depositor’s interest in any insurance policies in respect of the Mortgage Loans; (v) all proceeds of any of the foregoing; and (vi) all other assets included or to be included in the Trust Fund.  Such assignment includes all interest and principal due to the Depositor or the Master Servicer after the Cut-Off Date with respect to the Mortgage Loans.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Purchase Agreement, including all rights of the Seller under the Servicing Agreements to the extent assigned in the Mortgage Loan Purchase Agreement.  The Trustee hereby accepts such assignment, and shall be entitled to exercise all rights of the Depositor under the Mortgage Loan Purchase Agreement and all rights of the Seller under each Servicing Agreement as if, for such purpose, it were the Depositor or the Seller, as applicable.  The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.

In connection with such transfer and assignment, the Seller, on behalf of the Depositor, does hereby deliver on the Closing Date, unless otherwise specified in this Section 2.01, to, and deposit with the Trustee, or the Custodian as its designated agent, the following documents or instruments with respect to each Mortgage Loan (a “Mortgage File”) so transferred and assigned:

(i)

the original Mortgage Note, endorsed either on its face or by allonge attached thereto in blank or in the following form: “Pay to the order of Deutsche Bank National Trust Company, as Trustee for HarborView Mortgage Loan Trust 2003-1, Mortgage Loan Pass-Through Certificates, Series 2003-1, without recourse”, or with respect to any lost Mortgage Note, an original Lost Note Affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related mortgage note; provided, however, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans the aggregate Cut-Off Date Principal Balance of which is less than or equal to 2% of the Cut-Off Date Aggregate Principal Balance;

(ii)

except as provided below, for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage, and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN for that Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, or if such Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment to MERS, in each case with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, together with an Officer’s Certificate of the Seller certifying that the copy of such Mortgage delivered to the Trustee (or its Custodian) is a true copy and that the original of such Mortgage has been forwarded to the public recording office, or, in the case of a Mortgage that has been lost, a copy thereof (certified as provided for under the laws of the appropriate jurisdiction) and a written Opinion of Counsel (delivered at the Seller’s expense) acceptable to the Trustee and the Depositor that an original recorded Mortgage is not required to enforce the Trustee’s interest in the Mortgage Loan;

(iii)

the original of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loans, or, as to any assumption, modification or substitution agreement which cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an officer’s certificate of the Seller, title company, escrow agent or closing attorney certifying that the copy of such assumption, modification or substitution agreement delivered to the Trustee (or its Custodian) on behalf of the Trust is a true copy and that the original of such agreement has been forwarded to the public recording office;

(iv)

in the case of each Mortgage Loan that is not a MERS Mortgage Loan, an original Assignment of Mortgage, in form and substance acceptable for recording.  The Mortgage shall be assigned to “Deutsche Bank National Trust Company, as Trustee for HarborView Mortgage Loan Trust 2003-1, Mortgage Loan Pass-Through Certificates, Series 2003-1, without recourse;”

(v)

in the case of each Mortgage Loan that is not a MERS Mortgage Loan, an original copy of any intervening Assignment of Mortgage showing a complete chain of assignments, or, in the case of an intervening Assignment of Mortgage that has been lost, a written Opinion of Counsel (delivered at the Seller’s expense) acceptable to the Trustee that such original intervening Assignment of Mortgage is not required to enforce the Trustee’s interest in the Mortgage Loans;

(vi)

the original Primary Insurance Policy, if any, or certificate, if any;

(vii)

the original or a certified copy of lender’s title insurance policy; and

(viii)

with respect to any Cooperative Loan, the Cooperative Loan Documents.

In connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will take (or shall cause the applicable Servicer to take), at the expense of the Seller (with the cooperation of the Depositor, the Trustee and the Master Servicer), such actions as are necessary to cause the MERS® System to indicate that such Mortgage Loans have been assigned by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in such computer files the information required by the MERS® System to identify the series of the Certificates issued in connection with the transfer of such Mortgage Loans to the HarborView Mortgage Loan Trust 2003-1.

With respect to each Cooperative Loan the Seller, on behalf of the Depositor does hereby deliver to the Trustee the related Cooperative Loan Documents and the Seller will take (or cause the applicable Servicer to take), at the expense of the Seller (with the cooperation of the Depositor, the Trustee and the Master Servicer), such actions as are necessary under applicable law (including but not limited to the relevant UCC) in order to perfect the interest of the Trustee in the related Mortgaged Property.

Assignments of each Mortgage with respect to each Mortgage Loan that is not a MERS Mortgage Loan (other than a Cooperative Loan) shall be recorded; provided, however, that such assignments need not be recorded if, in the Opinion of Counsel (which must be from Independent Counsel and not at the expense of the Trust or the Trustee) acceptable to the Trustee, the Rating Agency and the Master Servicer, recording in such states is not required to protect the Trustee’s interest in the related Mortgage Loans; provided, further, notwithstanding the delivery of any Opinion of Counsel, each assignment of Mortgage shall be submitted for recording by the Seller (or the Seller will cause the applicable Servicer to submit each such assignment for recording), at the cost and expense of the Seller, in the manner described above, at no expense to the Trust or Trustee, upon the earliest to occur of (1) reasonable direction by the Majority Certificateholders, (2) the occurrence of a bankruptcy or insolvency relating to the Seller or the Depositor, or (3) with respect to any one Assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.  Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than three months thereafter except to the extent delays are caused by the applicable recording office), the Seller shall properly record (or the Seller will cause the applicable Servicer to properly record), at the expense of the Seller (with the cooperation of the Depositor, the Trustee and the Master Servicer), in each public recording office where the related Mortgages are recorded, each assignment referred to in Section 2.01(v) above with respect to a Mortgage Loan that is not a MERS Mortgage Loan.

The Trustee agrees to execute and deliver to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit G-1 hereto.

If the original lender’s title insurance policy, or a certified copy thereof, was not delivered pursuant to Section 2.01(x) above, the Seller shall deliver or cause to be delivered to the Trustee the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or a certified copy thereof to be delivered to the Trustee, promptly upon receipt thereof, but in any case within 175 days of the Closing Date.  The Seller shall deliver or cause to be delivered to the Trustee, promptly upon receipt thereof, any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan sold to the Depositor by the Seller, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the Custodian on behalf of the Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account have been so deposited.  All original documents that are not delivered to the Trustee on behalf of the Trust shall be held by the Master Servicer or the applicable Servicer in trust for the Trustee, for the benefit of the Trust and the Certificateholders.

Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 90 days to cure such defect or deliver such missing document to the Trustee.  If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03 hereof.

The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

SECTION 2.02.  Acceptance by Trustee.

The Trustee hereby accepts its appointment as Custodian hereunder and acknowledges the receipt, subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, of the documents referred to in Section 2.01 above and all other assets included in the definition of “Trust Fund” and declares that, in its capacity as Custodian, it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of “Trust Fund” in trust for the exclusive use and benefit of all present and future Certificateholders.

The Trustee further agrees, for the benefit of the Certificateholders, to review each Mortgage File delivered to it and to certify and deliver to the Depositor, the Seller and the Rating Agency an interim certification in substantially the form attached hereto as Exhibit G-2, within 90 days after the Closing Date (or, with respect to any document delivered after the Startup Day, within 45 days of receipt and with respect to any Qualified Substitute Mortgage, within five Business Days after the assignment thereof) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.01 of this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (iii) and (xiii) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.  It is herein acknowledged that, in conducting such review, the Trustee is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

No later than 180 days after the Closing Date, the Trustee shall deliver to the Depositor and the Seller a final certification in the form annexed hereto as Exhibit G-3 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

If, in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee  (or the Custodian as its designated agent) shall promptly notify the Seller, the Depositor and the Master Servicer.  In addition, upon the discovery by the Seller or the Depositor (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties to this Agreement.

The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans, the related Mortgage Notes and the related documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor’s estate or property of the Depositor in the event of any insolvency by the Depositor.  In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee a first priority perfected security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans, the related Mortgage Notes and the related documents, and that this Agreement shall constitute a security agreement under applicable law.

SECTION 2.03.  Repurchase or Substitution of Mortgage Loans by the Seller.

(a)

Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or in Section 2.04 or Section 2.08 hereof in respect of any Mortgage Loan which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders, the Trustee (or the Custodian as its designated agent) shall promptly notify the Seller of such defect, missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 90 days from the date that the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase Agreement and cause the Seller to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 90 day period (subject to Section 2.03(e) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90 day period, if the Seller shall have commenced to cure such breach within such 90 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement; and, provided further, that, in the case of the breach of any representation, warranty or covenant made by the Seller in Schedule III to the Mortgage Loan Purchase Agreement, the Seller shall be obligated to cure such breach or purchase the affected Mortgage Loans for the Purchase Price or, if the Mortgage Loan or the related Mortgaged Property acquired with respect thereto has been sold, then the Seller shall pay, in lieu of the Purchase Price, any excess of the Purchase Price over the Net Liquidation Proceeds received upon such sale.  The Purchase Price for the repurchased Mortgage Loan or such other amount due shall be deposited in the Distribution Account on or prior to the next Determination Date after the Seller’s obligation to repurchase such Mortgage Loan arises.  The Trustee, upon receipt of written certification from the Master Servicer of the related deposit in the Distribution Account, shall release to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d) below.  It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

The Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement including, without limitation, any obligation of the Seller to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant as described in this Section 2.03(a).

(b)

If pursuant to the provisions of Section 2.03(a), the Seller repurchases or otherwise removes from the Trust Fund a Mortgage Loan that is a MERS Mortgage Loan, the Seller shall take (or shall cause the applicable Servicer to take), at the expense of the Seller (with the cooperation of the Depositor, the Trustee and the Master Servicer), such actions as are necessary either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS® System in accordance with MERS’ rules and regulations or (ii) cause MERS to designate on the MERS® System the Seller or its designee as the beneficial holder of such Mortgage Loan.

(c)

[Reserved].

(d)

Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) above must be effected prior to the last Business Day that is within two years after the Closing Date.  As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Custodian, on behalf of the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01 hereof, together with an Officers’ Certificate stating that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment (as described below), if any, in connection with such substitution; provided, however, that, in the case of any Qualified Substitute Mortgage Loan that is a MERS Mortgage Loan, the Seller shall provide such documents and take such other action with respect to such Qualified Substitute Mortgage Loans as are required pursuant to Section 2.01 hereof.  The Custodian, on behalf of the Trustee, shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within five Business Days thereafter, shall review such documents as specified in Section 2.02 hereof and deliver to the related Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit G-2, with any exceptions noted thereon.  Within 180 days of the date of substitution, the Custodian, on behalf of the Trustee, shall deliver to the Seller and the Master Servicer a certification substantially in the form of Exhibit G-3 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any exceptions noted thereon.  Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller.  For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Due Period preceding the month of substitution and the Depositor or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan.  The Seller shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the  Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee.  Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Seller, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by the Seller all representations and warranties thereof included in the Mortgage Loan Purchase Agreement and all representations and warranties thereof set forth in Section 2.04 hereof, in each case as of the date of substitution.

For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller shall determine, and provide written certification to the Trustee and the Seller as to the amount (each, a “Substitution Adjustment”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month’s interest on such principal balance at the applicable Net Loan Rate.  On or prior to the next Determination Date after the Seller’s obligation to repurchase the related Deleted Mortgage Loan arises, the Seller will deliver or cause to be delivered to the Master Servicer for deposit in the Distribution Account an amount equal to the related Substitution Adjustment, if any, and the Custodian, on behalf of the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans, shall release to the Seller the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

In addition, the Seller shall obtain at its own expense and deliver to the Trustee and the Securities Administrator an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(a)(l) of the Code or on “contributions after the startup date” under Section 860G(d)(l) of the Code, or (b) the REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.  If such Opinion of Counsel cannot be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

(e)

Upon discovery by the Seller, the Depositor or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties.  In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan.  Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a) above, if made by the Seller.  The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

SECTION 2.04.  Representations and Warranties of the Seller with Respect to the Mortgage Loans.

The Seller hereby represents and warrants to the Trustee on behalf of the Certificateholders that the representations and warranties made by the Seller pursuant to Schedule III to the Mortgage Loan Purchase Agreement are hereby being made to the Trustee and are true and correct as of the Closing Date.

With respect to the representations and warranties incorporated in this Section 2.04 that are made to the best of the Seller’s knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Certificateholders then, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

Within 90 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects or, in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Qualified Substitute Mortgage Loans, in either case, in accordance with Section 2.03 hereof.

It is understood and agreed that the representations and warranties incorporated in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment.  Upon discovery by any of the Depositor, the Seller or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Seller set forth in Section 2.03(a) hereof to cure, substitute for or repurchase a related Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties incorporated in this Section 2.04.

SECTION 2.05.  [Reserved].

SECTION 2.06.  Representations and Warranties of the Depositor.

The Depositor represents and warrants to the Master Servicer, the Securities Administrator and the Trustee on behalf of the Certificateholders and to as follows:

(i)

this agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general an except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(ii)

immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(iii)

as of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust;

(iv)

the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

(v)

the Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

(vi)

the Depositor is not in violation of its certificate of incorporation or by laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

(vii)

the execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated hereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by laws of the Depositor or, to the best of the Depositor’s knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

(viii)

to the best of the Depositor’s knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or “blue sky” laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

(ix)

there are no actions, proceedings or investigations pending before or, to the Depositor’s knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

SECTION 2.07.  Issuance of Certificates.

The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02 hereof, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged.  Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations.  The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

SECTION 2.08.  Representations and Warranties of the Seller.

The Seller hereby represents and warrants to the Trustee on behalf of the Certificateholders that, as of the Closing Date or as of such date specifically provided herein:

(i)

The Seller is duly organized, validly existing and in good standing and has the power and authority to own its assets and to transact the business in which it is currently engaged.  The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, or (c) the value or marketability of the Mortgage Loans.

(ii)

The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement which is part of its official records.  When executed and delivered, this Agreement will constitute the Seller’s legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement of such terms may be limited by (1) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and the rights of creditors of federally insured financial institutions and by the availability of equitable remedies, (2) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (3) public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

(iii)

The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is currently conducted.  It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations as shall have been obtained or filed, as the case may be, prior to the Closing Date.

(iv)

The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its articles of incorporation, charter or by laws, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

(v)

No certificate of an officer, written statement or written report delivered pursuant to the terms hereof of the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

(vi)

The transactions contemplated by this Agreement are in the ordinary course of the Seller’s business.

(vii)

The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans to the Depositor, nor is the Seller aware of any pending insolvency of the Seller.

(viii)

The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court, or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller’s financial condition (financial or otherwise) or operations, or materially and adversely affect the performance of any of its duties hereunder.

(ix)

There are no actions or proceedings against the Seller, or pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal; nor, to the Seller’s knowledge, are there any investigations (i) that, if determined adversely, would prohibit the Seller from entering into this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) that, if determined adversely, would prohibit or materially and adversely affect the Seller’s ability to perform any of its respective obligations under, or the validity or enforceability of, this Agreement.

(x)

The Seller did not transfer the Mortgage Loans to the Depositor with any intent to hinder, delay or defraud any of its creditors.

(xi)

The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claims.

(xii)

The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller to the Depositor are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

SECTION 2.09.  Covenants of the Seller.

The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Depositor, and the Master Servicer of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trustee, as assignee of the Depositor, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 2.09 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

ARTICLE III

ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS

SECTION 3.01.  Master Servicer to Service and Administer the Mortgage Loans.

The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices.  Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement.  The Master Servicer shall independently and separately monitor each Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers’ and Master Servicer’s records, and based on such reconciled and corrected information, prepare the Remittance Report and any other information and statements required of the Master Servicer hereunder.

The Trustee shall furnish the Servicers and the Master Servicer with any limited powers of attorney and other documents in form acceptable to the Trustee, necessary or appropriate to enable the Servicers and the Master Servicer to service and administer the related Mortgage Loans and REO Property, which limited powers of attorney shall provide that the Trustee will not be liable for the actions or omissions of the Servicers or Master Servicer in exercising such powers.

The Trustee shall provide access to the records and documentation in possession of the Trustee (including in its capacity as Custodian hereunder) regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor.  The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee’s actual costs.

The Trustee shall execute and deliver to the related Servicer and the Master Servicer any court pleadings, requests for trustee’s sale or other documents necessary or desirable to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Mortgage or otherwise available at law or equity.

SECTION 3.02.  REMIC-Related Covenants.

For as long as the REMIC created hereunder shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Depositor, the related Servicer or the Master Servicer to assure such continuing treatment.  In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion prepared at the expense of the Trust; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to the REMIC after the Startup Day without receipt of a REMIC Opinion.

SECTION 3.03.  Monitoring of Servicers.

(a)

The Master Servicer shall be responsible for reporting to the Trustee (on behalf of the Trust) and the Depositor the compliance by each Servicer with its duties under the related Servicing Agreement.  In the review of each Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of the Servicer with regard to such Servicer’s compliance with the terms of its Servicing Agreement.  In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)

The Master Servicer, for the benefit of the Trust and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as servicer of the related Mortgage Loans or enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer which the Master Servicer shall cause the Trustee to acknowledge; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action from the Trust Fund.

(c)

To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

(d)

The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

(e)

If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the predecessor Servicer, if any, that it replaces or for any errors, acts or omissions of such predecessor Servicer occurring prior to the termination of such Servicer; provided, however, the Master Servicer shall not be relieved of its liability, if any, as Master Servicer under this Section 3.03(e).

SECTION 3.04.  Fidelity Bond.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder.  The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

SECTION 3.05.  Power to Act; Procedures.

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders, the Trust and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate, either in its own name on behalf of the Trust, or in the name of the Trust, foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.03, shall not permit any Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause the REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause the REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon such REMIC created hereunder.  The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any limited powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer).  In instituting foreclosures or similar proceedings, the Master Servicer shall institute such proceedings either in its own name on behalf of the Trust, or in the name of the Trust (or cause the related Servicer, pursuant to the related Servicing Agreement, to institute such proceedings either in the name of such Servicer on behalf of the Trust, or in the name of the Trust), unless otherwise required by law or otherwise appropriate.  If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trust or the Trustee on behalf of the Trust or that the Trust or the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee, on behalf of the Trust, in the appointment of a co-trustee pursuant to Section 8.10 hereof.  In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

SECTION 3.06.  Due-on-Sale Clauses; Assumption Agreements.

To the extent provided in the applicable Servicing Agreement and to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement.  If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

SECTION 3.07.  Release of Mortgage Files.

(a)

Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will, if required under the applicable Servicing Agreement, promptly furnish to the Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit F hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the related Servicing Account maintained by the applicable Servicer pursuant to Section 4.01 or by the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited) and shall request that the Trustee (or the Custodian, on behalf of the Trustee) deliver to the applicable Servicer the related Mortgage File.  Upon receipt of such certification and request, the Trustee (or the Custodian, on behalf of the Trustee), shall promptly release the related Mortgage File to the applicable Servicer and the Trustee (and the Custodian, if applicable) shall have no further responsibility with regard to such Mortgage File.  Upon any such payment in full, each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the related Servicing Account.

(b)

From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings.  The Trustee (or the Custodian, on behalf of the Trustee), shall, upon the request of a Servicer or the Master Servicer, and upon delivery to the Trustee (or the Custodian, on behalf of the Trustee) of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit F (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable.  Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Trustee (or the Custodian on behalf of the Trustee) when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Trustee (or the Custodian, on behalf of the Trustee), to the Servicer or the Master Servicer.

SECTION 3.08.  Documents, Records and Funds in Possession of Master Servicer to be Held for Trust.

(a)

The Master Servicer shall transmit and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee (or Custodian) such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof or, in the case of the Servicers, by the applicable Servicing Agreement, to be delivered to the Trustee (or Custodian).  Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trust and the Certificateholders, subject to the Master Servicer’s right to retain or withdraw from the Distribution Account the Master Servicing Fee, any additional compensation pursuant to Section 3.14 and any other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee and any other amounts as provided in the applicable Servicing Agreement.  The Master Servicer shall, and (to the extent provided in the applicable Servicing Agreement) shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it.  In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b)

All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans shall be held by the Master Servicer for and on behalf of the Trust and the Certificateholders and shall be and remain the sole and exclusive property of the Trust; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

SECTION 3.09.  Standard Hazard Insurance and Flood Insurance Policies

(a)

For each Mortgage Loan (other than a Cooperative Loan), the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreements.  It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)

Pursuant to Sections 4.01 and 4.02, any amounts collected by any Servicer or the Master Servicer under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Distribution Account, subject to withdrawal pursuant to Sections 4.02 and 4.03.  Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 4.02 and 4.03.

SECTION 3.10.  Presentment of Claims and Collection of Proceeds.

The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to prepare and present on behalf of the Trustee, the Trust and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies.  Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

SECTION 3.11.  Maintenance of the Primary Insurance Policies.

(a)

The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder.  The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan (including any lender-paid Primary Insurance Policy) in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

(b)

The Master Servicer agrees to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee, the Trust and the Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans.  Pursuant to Section 4.01, any amounts collected by the Servicer under any Primary Insurance Policies shall be remitted to the Master Servicer for deposit in the Distribution Account, subject to withdrawal pursuant to Section 4.03.

SECTION 3.12.  Trustee to Retain Possession of Certain Insurance Policies and Documents.

The Trustee (or the Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available) of any Primary Insurance Policies or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement.  Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or the Custodian, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.  The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

SECTION 3.13.  Realization Upon Defaulted Mortgage Loans.

The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

SECTION 3.14.  Additional Compensation to the Master Servicer.

Pursuant to Article IV, all income and gain realized from any investment of funds in the Distribution Account shall be for the benefit of the Master Servicer as additional compensation.  Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any Prepayment Penalty Amounts) shall be retained by the applicable Servicer, or the Master Servicer, and shall not be deposited in the related Servicing Account or the Distribution Account.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.  The amount of the aggregate compensation payable as set forth in this Section 3.14 plus the Master Servicing Fee due to the Master Servicer in respect of any Distribution Date shall be reduced in accordance with Section 5.06.

SECTION 3.15.  REO Property.

(a)

In the event the Trust (or the Trustee, on behalf of the Trust), acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trust, or if required under applicable law, to the Trustee, or to its nominee, on behalf of the Trust.  The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible (and in no event later than three years after acquisition) and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on “net income from foreclosure property” or cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code.

(b)

The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the related Servicing Account.

(c)

The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d)

To the extent provided in the related Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above shall be deposited in the related Servicing Account on or prior to the applicable Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Distribution Account on the next succeeding Servicer Remittance Date.

SECTION 3.16.  Annual Officer’s Certificate as to Compliance.

(a)

The Master Servicer shall deliver to the Trustee and the Rating Agency on or before March 1 of each year, commencing on March 1, 2004, an Officer’s Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer’s knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

(b)

Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer or, by the Trustee at the Master Servicer’s expense, if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer’s failure to provide such statement).

SECTION 3.17.  Annual Independent Accountant’s Servicing Report.

If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agency and the Depositor on or before March 1 of each year, commencing on March 1, 2004 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer’s performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer’s activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report.  Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies.  If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

SECTION 3.18.  Reports Filed with Securities and Exchange Commission.

Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Form 8-K with a copy of the statement to the Trustee who shall furnish a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto.  Prior to January 30, 2004, the Securities Administrator shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust, if applicable.  Prior to (i) March 31, 2004, or such earlier date as such filing may be required under the rules of the Commission, and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 31 of each year thereafter, or such earlier date as such filing may be required under the rules of the Commission, the Master Servicer shall provide the Securities Administrator with a Master Servicer Certification, together with a copy of the annual independent accountant’s servicing report and annual statement of compliance of each Servicer, in each case, required to be delivered pursuant to its Servicing Agreement, and, if applicable, the annual independent accountant’s servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to Sections 3.16 and 3.17.  Prior to (i) March 31, 2004 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Securities Administrator shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust.  Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence.  The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor.  Such power of attorney shall continue until the earlier of either (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney or (ii) the termination of the Trust.  The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission.  The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Securities Administrator will cooperate with the Depositor in connection with any additional filings with respect to the Trust as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Copies of all reports filed by the Securities Administrator under the Exchange Act shall be sent to the Depositor.  Fees and expenses incurred by the Securities Administrator in connection with this Section 3.18 shall not be reimbursable from the Trust.

SECTION 3.19.  [Reserved].

SECTION 3.20.  UCC.

The Trustee agrees to file continuation statements for any Uniform Commercial Code financing statements which the Depositor has informed the Trustee in writing were filed on the Closing Date in connection with the Trust, provided that the Trustee receives the related filing information on a timely basis.  The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

SECTION 3.21.  [Reserved.].

SECTION 3.22.  [Reserved.].

SECTION 3.23.  Closing Certificate and Opinion.

On or before the Closing Date, the Master Servicer shall cause to be delivered to the Depositor, the Seller, the Trustee, and Greenwich Capital Markets, Inc. an Opinion of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the Depositor, Greenwich Capital Markets, Inc., and the Seller as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

SECTION 3.24.  Liabilities of the Master Servicer.

The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

SECTION 3.25.  Merger or Consolidation of the Master Servicer.

(a)

The Master Servicer will keep in full force and effect its existence, rights and franchises as a national banking association under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

(b)

Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 3.26.  Indemnification of the Trustee, the Master Servicer and the Securities Administrator.

(a)

The Master Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to this Agreement or the Certificates (i) related to the Master Servicer’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof.  The Indemnified Person’s failure to give such notice shall not affect the Indemnified Person’s right to indemnification hereunder.  This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

(b)

The Trust will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise referred to in Subsection (a) above or Subsection (c) below.

(c)

The Securities Administrator agrees to indemnify the Indemnified Persons (other than the Securities Administrator) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Securities Administrator’s failure to file a Form 10-K in accordance with Section 3.18, (ii) by reason of the Securities Administrator’s willful misfeasance, bad faith or gross negligence in the performance of such obligations pursuant to Section 3.18 or (iii) by reason of the Securities Administrator’s reckless disregard of such obligations pursuant to Section 3.18, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Securities Administrator written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof.  The Indemnified Person’s failure to give such notice shall not affect the Indemnified Person’s right to indemnification hereunder.  This indemnity shall survive the resignation or removal of the Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

SECTION 3.27.  Limitations on Liability of the Master Servicer and Others.

Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 3.26:

(a)

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person’s willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(b)

The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

(c)

The Master Servicer, the Trustee, the Custodian (including for such purpose, the Trustee acting in its capacity as Custodian) and any director, officer, employee or agent of the Master Servicer, the Trustee or the Custodian shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, this Agreement, the Certificates or any Servicing Agreement or the transactions contemplated hereby or thereby (except to the extent that the Master Servicer is indemnified by the Servicer thereunder), other than (i) with respect to the Master Servicer or Custodian only, any such loss, liability or expense related to the Master Servicer’s failure to perform its duties in compliance with this Agreement or, if applicable, to the Custodian’s failure to perform its duties under this Agreement, or (ii) with respect to the Master Servicer or Custodian only, any such loss, liability or expense incurred by reason of the Master Servicer’s or the Custodian’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or under a custodial agreement.

(d)

The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Trust and the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account as provided by Section 4.03.  Nothing in this Section 3.27(d) shall affect the Master Servicer’s obligation to supervise, or to take such actions as are necessary to enforce, the servicing and administration of the Mortgage Loans pursuant to Sections 3.01 and 3.03.

(e)

In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

(f)

The Master Servicer shall not be liable for any acts or omissions of any Servicer, except as otherwise expressly provided herein.

SECTION 3.28.  Master Servicer Not to Resign.

Except as provided in Section 3.30, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured.  Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Independent Opinion of Counsel (delivered at the expense of the Master Servicer) to such effect delivered to the Trustee.  No such resignation by the Master Servicer shall become effective until the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 7.02 hereof.  The Trustee shall notify the Rating Agency of the resignation of the Master Servicer.

If, at any time, Wells Fargo Bank Minnesota, National Association, as Master Servicer resigns under this Section 3.28, or sells or assigns its rights and obligations under Section 3.30, or is removed as Master Servicer pursuant to Section 7.01, then at such time Wells Fargo Bank Minnesota, National Association also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent and Certificate Registrar under this Agreement.

SECTION 3.29.  Successor Master Servicer.

In connection with the appointment of any successor Master Servicer or the assumption of the duties of the Master Servicer, the Trustee may make such arrangements for the compensation of such successor Master Servicer out of payments on the Mortgage Loans as the Trustee and such successor Master Servicer shall agree which in no case shall exceed the Master Servicing Fee.  If the successor Master Servicer does not agree that the proposed compensation is fair, such successor Master Servicer shall obtain two quotations of market compensation from third parties actively engaged in the servicing of single-family mortgage loans; provided, however, that the Rating Agency shall confirm in writing that any appointment of a successor Master Servicer (other than the Trustee) will not result in a downgrade in the then current rating of any Class of Certificates.

SECTION 3.30.  Sale and Assignment of Master Servicing.

The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement, provided that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by the Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee and the Depositor; and (d) shall execute and deliver to the Trustee and the Depositor an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement or any custodial agreement from and after the effective date of such agreement; (ii) the Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and the Rating Agency’s ratings of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer, the Trustee and the Depositor; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee and the Depositor an Officer’s Certificate and an Independent Opinion of Counsel, (delivered at the Master Servicer’s expense) each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement.  No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

ARTICLE IV

ACCOUNTS

SECTION 4.01.  Servicing Accounts

(a)

The Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more custodial accounts (the “Servicing Accounts”) in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and advances made from the Servicer’s own funds (less, in the case of each Servicer, the applicable servicing compensation, in whatever form and amounts as permitted by the applicable Servicing Agreement) and all other amounts to be deposited in each such Servicing Account.  The Servicer is hereby authorized to make withdrawals from and deposits to the related Servicing Account for purposes required or permitted by this Agreement and the applicable Servicing Agreement.  For the purposes of this Agreement, Servicing Accounts shall also include such other accounts as the Servicer maintains for the escrow of certain payments, such as taxes and insurance, with respect to certain Mortgaged Properties. Each Servicing Agreement sets forth the criteria for the segregation, maintenance and investment of each related Servicing Account, the contents of which are acceptable to the parties hereto as of the date hereof and changes to which shall not be made unless such changes are made in accordance with the provisions of Section 12.01 hereof.

(b)

[Reserved];

(c)

To the extent provided in the related Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, each Servicer shall withdraw or shall cause to be withdrawn from the related Servicing Account and shall immediately remit or cause to be remitted to the Master Servicer for deposit into the Distribution Account, amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each of the Mortgage Loans it is servicing:

(i)

Monthly Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicers pursuant to the Servicing Agreements which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fees;

(ii)

Principal Prepayments in full and any Liquidation Proceeds received by the Servicers with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fees;

(iii)

Principal Prepayments in part received by the Servicers for such Mortgage Loans in the related Prepayment Period;

(iv)

Prepayment Penalty Amounts, if any, and only if required under the related Servicing Agreement; and

(v)

any amount to be used as a delinquency advance or to pay any Interest Shortfalls, in each case, as required to be paid under the related Servicing Agreement.

(d)

Withdrawals may be made from a Servicing Account only to make remittances as provided in Section 4.01(c), to reimburse a Servicer for advances which have been recovered by subsequent collection from the related Mortgagor, to remove amounts deposited in error, to remove fees, charges or other such amounts deposited on a temporary basis, or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01.  As provided in Section 4.01(c), certain amounts otherwise due to the Servicers may be retained by them and need not be remitted to the Master Servicer.

SECTION 4.02.  Distribution Account.

(a)

The Master Servicer shall establish and maintain an account, in the name of the Trustee, for the benefit of the Securities Administrator, as Paying Agent for the Trustee, and the Certificateholders, as a segregated account which shall be an Eligible Account (the “Distribution Account”).  The Master Servicer shall, promptly upon receipt from the Servicers on the Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date, the following amounts:

(i)

any amounts withdrawn from a Servicing Account pursuant to Section 4.01(c);

(ii)

any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans pursuant to this Agreement, including (a) Advances and any Compensating Interest Payments required to be made by the Master Servicer to the extent required but not made by a Servicer and (b) the amount of any Insurance Proceeds or Liquidation Proceeds received by or on behalf of the Master Servicer which were not deposited in a Servicing Account;

(iii)

the Purchase Price with respect to any Mortgage Loans purchased by the Seller under this Agreement, any Substitution Adjustments pursuant to Section 2.03 of this Agreement and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by the Call Option Holder pursuant to Section 10.01;

(iv)

any amounts required to be deposited by the Master Servicer with respect to losses on investments of deposits in the Distribution Account; and

(v)

any other amounts so required to be deposited in the Distribution Account pursuant to this Agreement.

(b)

All amounts deposited to the Distribution Account shall be held by the Master Servicer in the name of the Trustee in trust for the benefit of the Securities Administrator, as Paying Agent for the Trustee, and the Certificateholders in accordance with the terms and provisions of this Agreement.  The requirements for crediting the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) late payment charges or assumption fees, tax service fees, statement account charges or payoff charges, substitution, satisfaction, release and other like fees and charges (but excluding all Prepayment Penalty Amounts) and (ii) the items enumerated in Subsections 4.03(a)(i), (ii), (iii), (iv), (vi), (vii), (x) and (xi) with respect to the Servicer, need not be remitted by the related Servicer to the Master Servicer or with respect to the Master Servicer, be deposited by the Master Servicer to the Distribution Account.  In the event that a Servicer has remitted to the Master Servicer any amount not required to be credited to the Distribution Account, such Servicer may at any time, by delivery of a written request signed by a Servicing Officer of such Servicer which describes the amount deposited in error, direct the Master Servicer to withdraw such amount from the Distribution Account for repayment to such Servicer.  In the event that the Master Servicer has deposited to the Distribution Account any amount not required to be credited thereto, it may at any time, withdraw such amount from the Distribution Account.

(c)

Funds in the Distribution Account shall, if invested, be invested, in the name of the Trustee, or its nominee, for the benefit of the Trust, in Permitted Investments as directed by the Master Servicer.  All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Distribution Date (except that if such Permitted Investment is an obligation of the Master Servicer, then such Permitted Investment shall mature not later than such applicable Distribution Date).  Any and all investment earnings from any such Permitted Investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund.  The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer.  The Master Servicer shall deposit the amount of any such loss in the Distribution Account immediately as realized, but in no event later than the related Distribution Date.

SECTION 4.03.  Permitted Withdrawals and Transfers from the Distribution Account.

(a)

The Securities Administrator shall, from time to time, withdraw or transfer funds from the Distribution Account to a Servicer, to the Master Servicer, to the Trustee or to itself for the following purposes:

(i)

to reimburse the Master Servicer or any Servicer for any Advance or advance, respectively, of its own funds or of such Servicer’s own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance was made;

(ii)

to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

(iii)

to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan;

(iv)

to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (x) of this Subsection 4.03(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

(v)

to pay the Master Servicer or any Servicer from the Purchase Price for any Mortgage Loan, the amount which the Master Servicer or such Servicer would have been entitled to receive under subclause (x) of this Subsection 4.03(a) as servicing compensation;

(vi)

to reimburse the Master Servicer or any Servicer for servicing related advances of funds, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such servicing advances were made;

(vii)

to reimburse the Master Servicer or any Servicer for any Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Advance or advance has not been reimbursed pursuant to clauses (i) and (vi);

(viii)

to pay the Master Servicer its monthly Master Servicing Fee and any other servicing compensation payable pursuant to Section 3.14;

(ix)

to pay the Master Servicer any investment income;

(x)

to reimburse the Master Servicer for any expenses recoverable by it pursuant to Sections 3.03 and 3.27;

(xi)

to reimburse or pay any Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

(xii)

to reimburse the Trustee and the Securities Administrator for expenses, costs and liabilities incurred by or reimbursable to it pursuant to Sections 3.27, 8.05 or 8.10 (including those related to the fees and expenses of the Custodian);

(xiii)

to remove amounts deposited in error; and

(xiv)

to clear and terminate the Distribution Account pursuant to Section 10.01.

(b)

The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any payments or reimbursements from the Distribution Account pursuant to subclauses (i) through (vii), inclusive and subclause (x) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 4.02(b).

(c)

On each Distribution Date, the Securities Administrator, as Paying Agent, shall withdraw funds on deposit in the Distribution Account to the extent of the aggregate Available Funds and distribute such funds to the Holders of the Certificates and any other parties entitled thereto, in accordance with Section 5.01.

ARTICLE V

FLOW OF FUNDS

SECTION 5.01.  Distributions.

(a)

On each Distribution Date, after making withdrawals from the Distribution Account pursuant to Section 4.03(a), the Securities Administrator, as Paying Agent, shall withdraw funds on deposit in the Distribution Account to the extent of Available Funds for such Distribution Date (other than the Class P Distributable Amount) and make the following disbursements and transfers set forth below:

(i)

to the Holders of the Senior Certificates, the related Interest Distributable Amounts for that date, pro rata (based on the Interest Distributable Amount to which each such Class is entitled); and

(ii)

from the Principal Distribution Amount for such Distribution Date, an amount equal to the Senior Principal Distribution Amount for that date, as follows:

(A)

first, to the Holder of Class A-R Certificate, until the Class Certificate Principal Balance of such Class is reduced to zero; and

(B)

second, to the Holders of the Class A Certificates, until the Class Certificate Principal Balance of such Class is reduced to zero;

(iii)

the Available Funds remaining (other than the Class P Distributable Amount) after giving effect to the distributions specified in subsections (i) and (ii) above will be distributed to the Certificateholders in the following order of priority:

(A)

to the Holders of the Class B-1 Certificates, the related Interest Distributable Amount for that date;

(B)

to the Holders of the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

(C)

to the Holders of the Class B-2 Certificates, the related Interest Distributable Amount for that date;

(D)

to the Holders of the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

(E)

to the Holders of the Class B-3 Certificates, the related Interest Distributable Amount for that date;

(F)

to the Holders of the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

(G)

to the Holders of the Class B-4 Certificates, the related Interest Distributable Amount for that date;

(H)

to the Holders of the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

(I)

to the Holders of the Class B-5 Certificates, the related Interest Distributable Amount for that date;

(J)

to the Holders of the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

(K)

to the Holders of the Class B-6 Certificates, the related Interest Distributable Amount for that date;

(L)

to the Holders of the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero; and

(M)

to the Holder of the Class A-R Certificate, any Available Funds then remaining.

(b)

Amounts to be paid to the Holders of a Class of Certificates shall be payable with respect to all Certificates of that Class, pro rata, based on the Certificate Principal Balance or Certificate Notional Balance, as applicable, of each Certificate of that Class.

(c)

On each Distribution Date, the Paying Agent shall distribute to the Holder of the Class P Certificate, the Class P Distributable Amount.

(d)

On each Distribution Date, the Interest Distributable Amounts for the Classes of Senior Certificates and Subordinate Certificates on such Distribution Date shall be reduced by the pro rata share of each such Class in:

(i)

Net Interest Shortfalls based on such Class’s Monthly Interest Distributable Amount without taking into account such Net Interest Shortfalls;

(ii)

after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan that became a Special Hazard Mortgage Loan during the related Prepayment Period, the excess of one month’s interest at the related Net Loan Rate on the Stated Principal Balance of such Mortgage Loan as of such Distribution Date over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such related Prepayment Period;

(iii)

after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan that became subject to a Bankruptcy Loss during the related Prepayment Period, the interest portion of the related Debt Service Reduction or Deficient Valuation; and

(iv)

after the Fraud Coverage Termination Date, with respect to each Mortgage Loan that became a Fraud Loan during the related Prepayment Period, the excess of one month’s interest at the related Net Loan Rate on the Stated Principal Balance of such Mortgage Loan as of such Distribution Date over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

(e)

Notwithstanding the priority and allocation set forth in Section 5.01(a)(iii) above, if with respect to any Class of Subordinate Certificates on any Distribution Date the sum of the related Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a higher numerical Class designation than such Class (the “Applicable Credit Support Percentage”) is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the “Restricted Classes”) and the amount of such Principal Prepayment otherwise distributable to the Restricted Classes shall be distributed to any Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on the Class Certificate Principal Balances of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.01(a)(iii) above.

(f)

Distributions on Physical Certificates.  The Paying Agent shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 hereof respecting the final distribution), in the case of Certificateholders of the Physical Certificates, by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or by wire transfer.  Distributions among Certificateholders of a Class shall be made in proportion to the Percentage Interests evidenced by the Certificates of that Class held by such Certificateholders.

(g)

Distributions on Book-Entry Certificates.  Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures.  Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent.  Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.  All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates.  None of the Trustee, the Paying Agent, the Depositor or the Seller shall have any responsibility therefor.

SECTION 5.02.  [Reserved].

SECTION 5.03.  Allocation of Realized Losses.

(a)

On or prior to each Distribution Date, the Securities Administrator shall aggregate the loan-level information provided by the Master Servicer and the Servicers with respect to the total amount of Realized Losses, including Excess Losses, with respect to the Mortgage Loans for the related Distribution Date.

(b)

On each Distribution Date, Realized Losses, Bankruptcy Losses, Fraud Losses and Special Hazard Losses with respect to such Distribution Date shall be allocated as follows:

(i)

Realized Losses, Bankruptcy Losses, Fraud Losses and Special Hazard Losses (other than Excess Losses) shall be allocated in the following order:

first, to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates with the highest numerical Class designation) until the Class Certificate Principal Balance of each such Class is reduced to zero; and

second, to the Senior Certificates, pro rata, until the Class Certificate Principal Balance of each Class of Senior Certificates is reduced to zero; and

(ii)

any Excess Losses on the Mortgage Loans shall be allocated to the Classes of Senior Certificates and Subordinate Certificates, pro rata, on the basis of the respective Class Certificate Principal Balances of such Classes of Senior Certificates and Subordinate Certificates.

(c)

The Class Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Principal Balances of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses, Bankruptcy Losses, Fraud Losses and Special Hazard Losses and Excess Losses on such Distribution Date) exceeds the aggregate of the Stated Principal Balances of all the Mortgage Loans for the following Distribution Date.

(d)

Any Realized Loss, Bankruptcy Loss, Fraud Loss, Special Hazard Loss or Excess Loss allocated to a Class of Certificates or any reduction in the Class Certificate Principal Balance of a Class of Certificates pursuant to Section 5.03(b) and (c) shall be allocated among the Certificates of such Class, pro rata, in proportion to their respective Certificate Principal Balances.

(e)

Any allocation of Realized Losses to a Certificate or any reduction in the Certificate Principal Balance of a Certificate pursuant to Section 5.03(b) and (c) shall be accomplished by reducing the Certificate Principal Balance thereof immediately following the distributions made on the related Distribution Date in accordance with the definition of “Certificate Principal Balance.”

SECTION 5.04.  Statements.

(a)

On each Distribution Date, the Securities Administrator shall make available to the Trustee, each Certificateholder, the Seller, the Master Servicer and the Rating Agency, a statement based, as applicable, on loan-level information obtained from the Master Servicer and the Servicers (the “Distribution Date Statement”) as to the distributions to be made or made, as applicable, on such Distribution Date:

(i)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal;

(ii)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest;

(iii)

the Senior Percentage, Senior Prepayment Percentage, Subordinate Percentage and Subordinate Prepayment Percentage for the following Distribution Date;

(iv)

the aggregate amount of servicing compensation received by each Servicer during the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

(v)

the aggregate amount of Advances for the related Due Period and the amount of unreimbursed Advances;

(vi)

the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, each as of the related Determination Date;

(vii)

the Pool Balance and Net WAC for all Mortgage Loans at the Close of Business at the end of the related Due Period;

(viii)

the aggregate Principal Balance of the One-Year CMT Indexed Mortgage Loans at the Close of Business at the end of the related Due Period;

(ix)

the aggregate Principal Balance of the Six-Month LIBOR Indexed and One-Year LIBOR Indexed Mortgage Loans at the Close of Business at the end of the related Due Period;

(x)

the amount of any Class P Distributable Amount allocated to the Class P Certificate for that Distribution Date;

(xi)

the number, weighted average remaining term to maturity and weighted average Loan Rate of the Mortgage Loans as of the related Due Date;

(xii)

the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 to 59 days Delinquent, (b) 60 to 89 days Delinquent, (c) 90 or more days Delinquent, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy, in each case as of the close of business on the last day of the preceding calendar month;

(xiii)

the book value of any REO Property as of the Close of Business on the last Business Day of the calendar month preceding the Distribution Date, and, cumulatively, the total number and cumulative principal balance of all REO Properties as of the Close of Business of the last day of the preceding Due Period;

(xiv)

the aggregate amount of Principal Prepayments made and Prepayment Penalty Amounts collected during the related Prepayment Period;

(xv)

the aggregate amount of Realized Losses incurred during the related Due Period and the cumulative amount of Realized Losses;

(xvi)

the Class Certificate Principal Balance of each Class of Certificates (other than the Class P Certificate), in each case after giving effect to any distributions made thereon, on such Distribution Date;

(xvii)

the Interest Distributable Amount in respect of each Class of Certificates, for such Distribution Date and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

(xviii)

the aggregate amount of any Net Interest Shortfalls and the Unpaid Interest Shortfall Amount for such Distribution Date;

(xix)

the Available Funds;

(xx)

the Pass-Through Rate for each Class of Certificates for such Distribution Date; and

(xxi)

the aggregate Principal Balance of Mortgage Loans purchased hereunder by the Seller during the related Due Period, and indicating the relevant section of the related Servicing Agreement, or the Section of this Agreement, as applicable, requiring or allowing the purchase of each such Mortgage Loan.

The Securities Administrator shall make the Distribution Date Statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and the other parties to this Agreement via the Securities Administrator’s internet website.  The Securities Administrator’s internet website shall initially be located at “www.ctslink.com.”  Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at (301) 815-6600.  Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Securities Administrator shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

(b)

Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall, upon written request, furnish to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Securities Administrator to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

(c)

On each Distribution Date, the Securities Administrator shall supply an electronic tape to Bloomberg Financial Markets, Inc. in a format acceptable to Bloomberg Financial Markets, Inc. on a monthly basis, and shall supply an electronic tape to Loan Performance and Intex Solutions in a format acceptable to Loan Performance and Intex Solutions on a monthly basis.

SECTION 5.05.  Remittance Reports; Advances.

(a)

No later than the 15th calendar day of each month, the Master Servicer shall deliver to the Securities Administrator by telecopy or electronic mail (or by such other means as the Master Servicer and the Securities Administrator may agree from time to time) the Remittance Report with respect to the Distribution Date in such month.  No later than the Close of Business New York time on the Business Day prior to such Distribution Date, the Master Servicer shall deliver or cause to be delivered to the Securities Administrator in addition to the information provided on the Remittance Report, such other loan-level information reasonably available to it with respect to the Mortgage Loans as the Securities Administrator may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 5.01.

(b)

If the Monthly Payment on a Mortgage Loan that was due on a related Due Date and is delinquent, other than as a result of application of the Relief Act, and for which the related Servicer was required to make an advance pursuant to the related Servicing Agreement, exceeds the amount on deposit in the Distribution Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer shall, on the Business Day preceding the Distribution Date, deposit in the Distribution Account an amount equal to such deficiency, net of the Servicing Fee and the Master Servicing Fee, for such Mortgage Loan except to the extent the Master Servicer determines any such Advance to be Nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such Advance was made.  Subject to the foregoing, the Master Servicer shall continue to make such Advances through the date that the related Servicer is required to do so under its Servicing Agreement.  If the Master Servicer determines that an Advance is Nonrecoverable, it shall, on or prior to the related Distribution Date, present an Officer’s Certificate to the Trustee and the Securities Administrator (i) stating that the Master Servicer elects not to make an Advance in a stated amount and (ii) detailing the reason it deems the advance to be Nonrecoverable.

SECTION 5.06.  Compensating Interest Payments.

The amount of the Master Servicing Fee payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Compensating Interest Payment for such Distribution Date, but only to the extent that Interest Shortfalls relating to such Distribution Date are required to be paid but are not actually paid by the related Servicers on the applicable Servicer Remittance Date.  Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

ARTICLE VI

THE CERTIFICATES

SECTION 6.01.  The Certificates.

The Certificates shall be substantially in the form annexed hereto as Exhibit A through E.  Each of the Certificates shall, on original issue, be executed by the Trustee and authenticated and delivered by the Certificate Registrar upon the written order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund.  Each Class of the Regular Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $25,000 and integral dollar multiples of $1 in excess thereof, in the case of the Class A, Class B-1, Class B-2 and Class B-3 Certificates and $100,000 and integral dollar multiples of $1,000 in excess thereof, in the case of the Class B-4, Class B-5 and Class B-6 Certificates, except that one Certificate of each such Class of Certificates may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Class Certificate Principal Balance of such Class on the Closing Date.  The Class A-R and Class P Certificates are issuable only in a Percentage Interest of 100%.

The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall be binding, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate.  Each Certificate shall, on original issue, be authenticated by the Certificate Registrar upon the order of the Depositor.  No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Certificate Registrar substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Trustee to the Certificate Registrar for authentication and the Certificate Registrar shall authenticate and deliver such Certificates as provided in this Agreement and not otherwise.  Subject to Section 6.02(c), the Senior Certificates (other than the Residual Certificate and the Class P Certificate) and the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall be Book Entry Certificates.  The Residual Certificate and the Class P Certificate shall be Physical Certificates.

The Private Certificates (other than the Class P Certificate) shall be offered and sold in reliance on the exemption from registration under Rule 144A of the 1933 Act and shall be issued initially in the form of one or more permanent global Certificates in definitive, fully registered form with the applicable legends set forth in Exhibit A (each, a “Restricted Global Security”), which shall be deposited on behalf of the subscribers for such Certificates represented thereby with the Trustee, as custodian for DTC and registered in the name of a nominee of DTC, duly executed by the Trustee and authenticated by the Certificate Registrar as hereinafter provided.  The aggregate principal amounts of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and DTC or its nominee, as the case may be, as hereinafter provided.

SECTION 6.02.  Registration of Transfer and Exchange of Certificates.

(a)

The Certificate Registrar shall cause to be kept a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar on behalf of the Trustee, for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph, the Trustee on behalf of the Trust shall execute, and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(b)

Except as provided in paragraph (c) or (d) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee or the Certificate Registrar except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Certificate Registrar, the Paying Agent and the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee, the Paying Agent and the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee, the Paying Agent, the Certificate Registrar and their respective agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners.  Each Depository Participant shall only transfer Book Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.  The parties hereto are hereby authorized to execute one or more Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository.  In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

(c)

If (i)(x) the Depository or the Depositor advises the Certificate Registrar in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Certificate Registrar or the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its sole option, with the consent of the Certificate Registrar, elects to terminate the book-entry system through the Depository, upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor’s expense, in the case of (ii) above, or the Seller’s expense, in the case of (i) above, execute on behalf of the Trust and authenticate definitive, fully registered certificates (the “Definitive Certificates”).  Neither the Depositor nor the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(d)

No transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws.  Any Private Certificates (other than the Class P Certificate) sold to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the 1933 Act shall be issued only in the form of one or more Definitive Certificates and the records of the Certificate Registrar and DTC or its nominee shall be adjusted to reflect the transfer of such Definitive Certificates.  In the event of any transfer of any Private Certificate (other than the Class P Certificate) in the form of a Definitive Certificate, (i) the transferee shall certify (A) such transfer is made to a Qualified Institutional Buyer in reliance upon Rule 144A (as evidenced by an investment letter delivered to the Certificate Registrar, in substantially the form attached hereto as Exhibit J-2) under the 1933 Act, or (B) such transfer is made to an “accredited investor” under Rule 501(c)(1), (2), (3) or (7) under the 1933 Act (as evidenced by an investment letter delivered to the Certificate Registrar, in substantially the form attached hereto as Exhibit J-1, and, if so required by the Certificate Registrar and the Depositor, a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, delivered to the Certificate Registrar and the Depositor stating that such transfer may be made pursuant to an exemption, including a description of the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trust, the Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator or the Depositor) or (ii) the Certificate Registrar shall require the transferor to execute a transferor certificate and the transferee to execute an investment letter acceptable to and in form and substance reasonably satisfactory to the Depositor and the Certificate Registrar certifying to the Depositor and the Certificate Registrar the facts surrounding such transfer, which investment letter shall not be an expense of the Trust, the Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator or the Depositor.  The Class P Certificate shall only be issued as a Definitive Certificate and shall only be transferred pursuant to clauses (i)(A) and (ii) above.  Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar, the Securities Administrator, the Seller and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

In the case of a Private Certificate that is a Book-Entry Certificate, for purposes of the preceding paragraph, the representations set forth in the investment letter in clause (i) shall be deemed to have been made to the Certificate Registrar by the transferee’s acceptance of such Private Certificate that is also a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in such Certificate).

No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor (such requirement is satisfied only by the Certificate Registrar’s receipt of a representation letter from the transferee substantially in the form of Exhibit I-1 or I-2, as applicable, hereto), to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) if such Certificate has been the subject of an ERISA-Qualifying Underwriting, and the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95 60 or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar, which Opinion of Counsel shall not be an expense of the Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator, the Depositor or the Trust, addressed to the Certificate Registrar, to the effect that the purchase and holding of such ERISA-Restricted Certificate in the form of a Definitive Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, any Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in this Agreement or to any liability.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate to an employee benefit plan subject to ERISA or Section 4975 of the Code without the delivery to the Certificate Registrar of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

In the case of an ERISA-Restricted Certificate that is a Book-Entry Certificate, for purposes of clauses (i) or (ii) of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Certificate Registrar by the transferee’s acceptance of such ERISA-Restricted Certificate that is also a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in such Certificate).

To the extent permitted under applicable law (including, but not limited to, ERISA), none of the Trustee, the Certificate Registrar or the Depositor shall have any liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 6.02(d) or for the Paying Agent making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  In addition, none of the Trustee, the Certificate Registrar or the Depositor shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA-Restricted Certificate in the form of a Book-Entry Certificate, and none of the Trustee, the Certificate Registrar or the Depositor shall have any liability for transfers of Book-Entry Certificates or any interests therein made in violation of the restrictions on transfer described in the Prospectus Supplement and this Agreement.

(e)

Each Person who has or who acquires any Ownership Interest in the Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in  a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee who acquires such Ownership Interest in a Class A-R Certificate for its own account and not in the capacity as trustee, nominee or agent for another Person and shall promptly notify the Certificate Registrar and the Trustee of any change or impending change in its status as such a Permitted Transferee.

(ii)

No Ownership Interest in the Class A-R Certificate may be registered on the Closing Date and no Ownership Interest in a Residual Certificate may thereafter be transferred, and the Certificate Registrar shall not register the Transfer of a Residual Certificate unless, in addition to the certificates required to be delivered under subsection (d) above, the Trustee and the Certificate Registrar shall have been furnished with an affidavit (“Transfer Affidavit”) of the initial owner of the Class A-R Certificate or proposed transferee of a Residual Certificate in the form attached hereto as Exhibit L.

(iii)

In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee and the Certificate Registrar shall as a condition to registration of the transfer, require delivery to them of a Transferor Certificate in the form of Exhibit K hereto from the proposed transferor to the effect that the transferor (a) has no knowledge the proposed Transferee is not a Permitted Transferee acquiring an Ownership Interest in such Class A-R Certificate for its own account and not in a capacity as trustee, nominee, or agent for another Person, and (b) has not undertaken the proposed transfer in whole or in part to impede the assessment or collection of tax.

(iv)

Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee.  If any purported transferee shall, in violation of the provisions of this Section, become a Holder of such Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of Transfer of such Residual Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate.  None of the Trustee, the Certificate Registrar or the Depositor shall have any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section or for the Paying Agent making any distributions due on a Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee and the Certificate Registrar received the documents specified in clause (iii).  The Certificate Registrar shall be entitled to recover from any Holder of such Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate.  Any such distributions so recovered by the Certificate Registrar shall be distributed and delivered by the Certificate Registrar to the last Holder of such Residual Certificate that is a Permitted Transferee.

(v)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Residual Certificate.  The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Certificate Registrar to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Certificate Registrar determines that the Holder of such Residual Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Certificate Registrar may withhold a corresponding amount from such remittance as security for such claim.  The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and the Certificate Registrar and they shall not be liable to any Person having an Ownership Interest in such Residual Certificate as a result of its exercise of such discretion.

(vi)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Securities Administrator upon receipt of reasonable compensation will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Certificate Registrar and the Servicer, in form and substance satisfactory to the Certificate Registrar, (i) written notification from the Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause the Rating Agency to downgrade its ratings of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the REMIC created hereunder to fail to qualify as a REMIC.

(f)

No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

SECTION 6.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar or the Trustee or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee, the Depositor or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest.  Upon the issuance of any new Certificate under this Section, the Trustee, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor and the Certificate Registrar) in connection therewith.  Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 6.04.  Persons Deemed Owners.

The Depositor, the Trustee, the Certificate Registrar, the Paying Agent and any agent of the Depositor, the Trustee, the Certificate Registrar or the Paying Agent may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 hereof and for all other purposes whatsoever, and none of the Trust, the Depositor, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

SECTION 6.05.  Appointment of Paying Agent.

(a)

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder.  The Trustee hereby appoints the Securities Administrator as the initial Paying Agent.  The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Distribution Account pursuant to Section 4.03 hereof and (ii) to distribute statements and provide information to Certificateholders as required hereunder.  The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.

The Securities Administrator, as Paying Agent, shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall comply with all requirements of the Code regarding the withholding of payments in respect of federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

ARTICLE VII

DEFAULT

SECTION 7.01.  Event of Default.

(a)

If any one of the following events (each, an “Event of Default”) shall occur and be continuing:

(i)

the failure by the Master Servicer to make any Advance or to deposit in the Distribution Account any deposit required to be made under the terms of this Agreement, and such failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

(ii)

the failure by the Master Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement, which failure continues unremedied for a period of 60 days (or, in the case of a breach of its obligation to provide a Master Servicer Certification pursuant to Section 3.18, 30 days) after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by Holders of Certificates evidencing at least 25% of the Voting Rights or (B) on which a Servicing Officer of the Master Servicer has actual knowledge of such failure; or

(iii)

the entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

(iv)

the Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(b)

then, and in each and every such case, so long as an Event of Default shall not have been remedied within the applicable grace period, the Trustee shall, at the written direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51%, by notice then given in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Any such notice to the Master Servicer shall also be given to the Rating Agency, the Depositor and the Seller.  On or after the receipt by the Master Servicer (and by the Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the delivery to the Trustee of all documents and records requested by it to enable it to assume the Master Servicer's functions under this Agreement within ten Business Days subsequent to such notice and the transfer within one Business Day subsequent to such notice to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Master Servicer to be deposited by it in the Distribution Account, any REO Account or any Servicing Account or that have been deposited by the Master Servicer in such accounts or thereafter received by the Master Servicer with respect to the Mortgage Loans or any REO Property received by the Master Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Master Servicer's duties and the Mortgage Files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses.  The termination of the rights and obligations of the Master Servicer shall not affect any liability it may have incurred prior to such termination.

(c)

Notwithstanding the foregoing, if an Event of Default described in clause (i) of Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of outstanding Advances or other amounts for which the Master Servicer was entitled to reimbursement as of the date of termination, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Advance the nonpayment of which was an Event of Default described in clause (i) of Section 7.01(a).  Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date.  If the Master Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (i) of Section 7.01(a), the Trustee may, in its sole discretion, permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.  The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to this subsection.

SECTION 7.02.  Trustee to Act.

(a)

From and after the date the Master Servicer (and the Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Master Servicer or (ii) if the Trustee is legally unable so to act, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $15,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the appointment of any such successor Master Servicer shall not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates by the Rating Agency as evidenced by a letter to such effect from the Rating Agency. Pending appointment of a successor to the Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received hereunder. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to pay any deductible under an insurance policy pursuant to Section 3.09 or to indemnify the Trustee pursuant to Section 3.26), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(b)

Any successor, including the Trustee, to the Master Servicer as Master Servicer shall during the term of its service as Master Servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.04.

(c)

Notwithstanding anything else herein to the contrary, in no event shall the Trustee be liable for any servicing fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor Master Servicer to act as successor Master Servicer under this Agreement and the transactions set forth or provided for herein.

SECTION 7.03.  Waiver of Event of Default.

The Majority Certificateholders may, on behalf of all Certificateholders, by notice in writing to the Trustee, direct the Trustee to waive any events permitting removal of any Master Servicer under this Agreement, provided, however, that the Majority Certificateholders may not waive an event that results in a failure to make any required distribution on a Certificate without the consent of the Holder of such Certificate.  Upon any waiver of an Event of Default, such event shall cease to exist and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other event or impair any right consequent thereto except to the extent expressly so waived.  Notice of any such waiver shall be given by the Trustee to the Rating Agency.

SECTION 7.04.  Notification to Certificateholders.

(a)

Upon any termination or appointment of a successor to any Master Servicer pursuant to this Article VII or Section 3.30, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agency.

(b)

No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute an Event of Default of which a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to the Securities Administrator and all Certificateholders notice of such occurrence unless such Event of Default shall have been waived or cured.

ARTICLE VIII

THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

SECTION 8.01.  Duties of the Trustee and the Securities Administrator.

The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement.  If an Event of Default has occurred (which has not been cured or waived) of which a Responsible Officer has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs unless the Trustee is acting as successor Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder.

Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator will be responsible for the accuracy or content of any such resolutions, certificates, statements, opinions, reports, documents or other instruments.  If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee and the Securities Administrator shall take such action as it deems appropriate to have the instrument corrected.

On each Distribution Date, the Securities Administrator, as Paying Agent, shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 5.01 and 10.01 herein.

No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, the Trustee or the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

(ii)

neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee or the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining or investigating the facts related thereto;

(iii)

neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or at the direction of Holders of Certificates as provided herein relating to the time, method and place of conducting any remedy pursuant to this Agreement, or exercising or omitting to exercise any trust or power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement; and

(iv)

the Trustee shall not be charged with knowledge of any Event of Default unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such Event of Default.

Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

SECTION 8.02.  Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 8.01 hereof:

(i)

the Trustee and the Securities Administrator may request and conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee and the Securities Administrator may prescribe;

(ii)

the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, respectively, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

(iv)

neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

neither the Securities Administrator nor, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholder; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding.  If the Master Servicer fails to reimburse the Trustee or the Securities Administrator in respect of the reasonable expense of every such examination relating to the Master Servicer, the Trustee or the Securities Administrator shall be reimbursed by the Trust Fund;

(vi)

the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as the Master Servicer pursuant to Section 7.02 hereof and thereupon only for the acts or omissions of the Trustee as a successor Master Servicer;

(vii)

the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, attorneys or a custodian, and shall not be responsible for any willful misconduct or negligence on the part of any agent, nominee, attorney or custodian appointed by the Trustee or the Securities Administrator in good faith; and

(viii)

the right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act.

SECTION 8.03.  Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the authentication and countersignature on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Securities Administrator assumes any responsibility for the correctness of the same.  Neither the Trustee nor the Securities Administrator makes any representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature on the Certificates) or of any Mortgage Loan or related document or of MERS or the MERS System.  Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or the ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation:  the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof); the compliance by the Depositor or the Seller with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee’s receipt of notice or other discovery of any non-compliance therewith or any breach thereof; the acts or omissions of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof, and then only for the acts or omissions of the Trustee as the successor Master Servicer), any Servicer or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof), or any Servicer taken in the name of the Trustee; the failure of the Master Servicer or any Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof, and then only for the actions of the Trustee as the successor Master Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee’s duty to review the Mortgage Files, if so required pursuant to Section 2.01 of this Agreement.

SECTION 8.04.  Trustee, Custodian, Master Servicer and Securities Administrator May Own Certificates.

The Trustee, the Custodian, the Master Servicer and the Securities Administrator in their respective individual capacities, or in any capacity other than as Trustee, Custodian, Master Servicer or Securities Administrator hereunder, may become the owner or pledgee of any Certificates with the same rights as they would have if they were not Trustee, Custodian, Master Servicer or Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

SECTION 8.05.  Trustee’s and Securities Administrator’s Fees and Expenses.

The Trustee (including in its capacity as Custodian hereunder) and the Securities Administrator shall each be compensated by the Master Servicer for its services hereunder from a portion of the Master Servicing Fee.  In addition, the Trustee and the Securities Administrator will be entitled to recover from the Distribution Account pursuant to Section 4.03(a) all reasonable out-of-pocket expenses, disbursements and advances, including without limitation, in connection with any filing that the Trustee is required to make under Section 3.20 hereof, any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee or the Securities Administrator, respectively, in the performance of its duties or the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is specifically designated herein as the responsibility of the Depositor, the Seller, the Master Servicer or the Certificateholders hereunder.  If funds in the Distribution Account are insufficient therefor, the Trustee and the Securities Administrator shall recover such expenses from future collections on the Mortgage Loans or as otherwise agreed by the Certificateholders.  Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

SECTION 8.06.  Eligibility Requirements for Trustee and Securities Administrator.

The Trustee and the Securities Administrator hereunder shall each at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, and shall each have a combined capital and surplus of at least $50,000,000, a minimum long-term debt rating in the third highest rating category by the Rating Agency, a minimum short-term debt rating in the second highest rating category by the Rating Agency, and shall each be subject to supervision or examination by federal or state authority.  If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state.  In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 8.07 hereof.

SECTION 8.07.  Resignation or Removal of Trustee and Securities Administrator.

Each of the Trustee and Securities Administrator (including the Securities Administrator as Paying Agent and as Certificate Registrar) may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor, the Seller, the Master Servicer and the Rating Agency.  Upon receiving such notice of resignation of the Trustee, the Depositor shall promptly appoint a successor Trustee that meets the requirements in Section 8.06 or, in the case of notice of resignation of the Securities Administrator, the Trustee (in consultation with the Depositor) shall promptly appoint a successor Securities Administrator that meets the requirements in Section 8.06, in each case, by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor Trustee or successor Securities Administrator, as applicable.  If no successor Trustee or successor Securities Administrator, as applicable, shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator, as applicable.

If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 hereof or if at any time the Trustee or the Securities Administrator shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee or the Trustee may remove the Securities Administrator, as applicable. If the Depositor or the Trustee removes the Trustee or the Securities Administrator, respectively under the authority of the immediately preceding sentence, the Depositor or the Trustee shall promptly appoint a successor Trustee or successor Securities Administrator, as applicable, that meets the requirements of Section 8.06, by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee or the Securities Administrator, as applicable, so removed, one copy to the successor Trustee or successor Securities Administrator, as applicable, and one copy to the Master Servicer.

The Majority Certificateholders may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Depositor and the Trustee; the Depositor or the Trustee shall thereupon use its best efforts to appoint a successor Trustee or successor Securities Administrator, as applicable, in accordance with this Section.

Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee or a successor Securities Administrator, pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee or successor Securities Administrator, as applicable, as provided in Section 8.08 hereof.

Notwithstanding anything to the contrary contained herein, in the event that the Master Servicer resigns or is removed as Master Servicer hereunder, the Securities Administrator shall have the right to resign immediately as Securities Administrator by giving written notice to the Depositor and the Trustee, with a copy to the Rating Agency.

SECTION 8.08.  Successor Trustee and Successor Securities Administrator.

Any successor Trustee or successor Securities Administrator appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor, the Seller and the Master Servicer and to its predecessor Trustee or predecessor Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or predecessor Securities Administrator, as applicable, shall become effective, and such successor Trustee or successor Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator.  The Depositor, the Seller, the Master Servicer and the predecessor Trustee or predecessor Securities Administrator, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee or successor Securities Administrator, as applicable, all such rights, powers, duties and obligations.

No successor Trustee or successor Securities Administrator shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee or successor Securities Administrator shall be eligible under the provisions of Section 8.06 hereof and the appointment of such successor Trustee or successor Securities Administrator shall not result in a downgrading of the Senior Certificates by the Rating Agency, as evidenced by a letter from the Rating Agency.

Upon acceptance of appointment by a successor Trustee or successor Securities Administrator, as applicable, as provided in this Section 8.08, the successor Trustee or successor Securities Administrator shall mail notice of such appointment hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agency.

SECTION 8.09.  Merger or Consolidation of Trustee or Securities Administrator.

Any entity into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any entity succeeding to the business of the Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, provided such entity shall be eligible under the provisions of Section 8.06 and 8.08 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power, and the Trustee shall, and shall instruct the Depositor to, at the expense of the Trust Fund, execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06 hereof, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08 hereof.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co trustee jointly (it being understood that such separate trustee or co trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)

no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)

the Depositor and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

SECTION 8.11.  Limitation of Liability.

The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement.  Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

SECTION 8.12.  Trustee May Enforce Claims Without Possession of Certificates.

(a)

All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement.  Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit or the Certificateholders in respect of which such judgment has been recovered.

(b)

The Trustee shall afford the Seller, the Depositor and each Certificateholder upon reasonable notice during normal business hours at its Corporate Trust Office or other office designated by the Trustee, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties.  Upon request, the Trustee shall furnish the Depositor and any requesting Certificateholder with its most recent audited financial statements.  The Trustee shall cooperate fully with the Seller, the Depositor and such Certificateholder and shall, subject to the first sentence of this Section 8.12(b), make available to the Seller, the Depositor and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee’s duties hereunder.  The Seller, the Depositor and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

SECTION 8.13.  Suits for Enforcement.

In case an Event of Default or a default by the Depositor hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement, as the case may be, by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

SECTION 8.14.  Waiver of Bond Requirement.

The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

SECTION 8.15.  Waiver of Inventory, Accounting and Appraisal Requirement.

The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

SECTION 8.16.  Appointment of Custodians.

The Trustee may appoint one or more custodians to hold all or a portion of the related Mortgage Files as agent for the Trustee, by entering into a custodial agreement.  The custodian may at any time be terminated and a substitute custodian appointed therefor by the Trustee.  Subject to this Article VIII, the Trustee agrees to comply with the terms of each custodial agreement and to enforce the terms and provisions thereof against the custodian for the benefit of the Certificateholders having an interest in any Mortgage File held by such custodian.  Each custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.  The Master Servicer shall pay from its own funds, without any right to reimbursement, the fees, and any ordinary and routine costs and expenses of each custodian.  Each custodian shall also be entitled to the benefits of Section 3.26 hereof.

ARTICLE IX

REMIC ADMINISTRATION

SECTION 9.01.  REMIC Administration.

(a)

As set forth in the Preliminary Statement to this Agreement, a REMIC election shall be made by the Trustee.  The Trustee shall sign and the Securities Administrator shall file such election on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests in the REMIC created hereunder and the residual interest shall be as designated in the Preliminary Statement.  Following the Closing Date, the Securities Administrator shall apply to the Internal Revenue Service for an employer identification number for the REMIC created hereunder by means of a Form SS-4 or other acceptable method and shall file a Form 8811 with the Internal Revenue Service.

(b)

The Closing Date is hereby designated as the “Startup Day” of the REMIC created hereunder within the meaning of section 860G(a)(9) of the Code.

(c)

Except as provided in subsection (d) of this Section 9.01, the Seller shall pay any and all tax related expenses (not including taxes) of the REMIC created hereunder, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).

(d)

The Securities Administrator shall prepare and file, and the Trustee shall sign all of the federal and state tax and information returns of the REMIC created hereunder (collectively, the “Tax Returns”) as the direct representative.  The expenses of preparing and filing such Tax Returns shall be borne by the Securities Administrator.  Notwithstanding the foregoing, the Securities Administrator shall have no obligation to prepare, file or otherwise deal with partnership tax information or returns.  In the event that partnership tax information or returns are required by the Internal Revenue Service, the Seller, at its own cost and expense, will prepare and file all necessary returns.  The Internal Revenue Service has issued OID regulations under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount.  Under those regulations, debt issued to one Person generally is aggregated in determining if there is OID.  Because the Regular Certificates are expected to be issued to one Person (which intends to continue to hold the Regular Certificates indefinitely and, in any case, for at least 30 days), the Securities Administrator, on behalf of the Trust, upon confirmation of the sale to such Person, shall determine the existence and amount of any OID as if the Regular Certificates were one debt instrument.

(e)

The Securities Administrator shall perform on behalf of the REMIC created hereunder all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of the Class A-R Certificate to any disqualified organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

(f)

Each of the Master Servicer, the Trustee and the Securities Administrator (to the extent that the affairs of the REMIC are within their control and the scope of their specific responsibilities under the Agreement) and the Holders of Certificates shall take any action or cause the REMIC created hereunder to take any action necessary to create or maintain the status of the REMIC created hereunder as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  None of the Trustee, the Master Servicer, the Securities Administrator or the Holder a Residual Certificate shall take any action, cause the REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon the REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.  In addition, prior to taking any action with respect to the REMIC created hereunder or the assets therein, or causing such REMIC to take any action which is not expressly permitted under the terms of this Agreement, any Holder of the Class A-R Certificate will consult with the Trustee, the Master Servicer, the Securities Administrator or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause the REMIC created hereunder to take any such action as to which the Trustee or the Securities Administrator has advised it in writing that an Adverse REMIC Event could occur.

(g)

Each Holder of the Class A-R Certificate shall pay when due any and all taxes imposed on the REMIC created hereunder by federal or state governmental authorities.  To the extent that such Trust taxes are not paid by the Class A-R Certificateholder, the Trustee or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Class A-R Certificate or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in such REMIC, as the case may be.

(h)

The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to the REMIC created hereunder on a calendar year and on an accrual basis.

(i)

No additional contributions of assets shall be made to the REMIC created hereunder, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans.

(j)

None of the Trustee, the Master Servicer or the Securities Administrator shall enter into any arrangement by which the REMIC created hereunder will receive a fee or other compensation for services.

SECTION 9.02.  Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the REMIC created hereunder pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II hereof or (v) a repurchase of Mortgage Loans as contemplated hereunder, nor acquire any assets for the REMIC created hereunder, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to the REMIC created hereunder after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of the REMIC created hereunder as a REMIC or of the interests therein other than the Class A-R Certificate as the “residual interest” therein and the Class P Certificate, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause the REMIC created hereunder to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

ARTICLE X

TERMINATION

SECTION 10.01.  Termination.

(a)

The respective obligations and responsibilities of the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee created hereby (other than the obligation of the Securities Administrator, as Paying Agent to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Call Option Holder to send certain notices as hereinafter set forth) shall terminate upon the earliest of (i) the Distribution Date on which the Class Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan, (iii) the optional purchase of the Mortgage Loans as described in the following paragraph and (iv) the Latest Possible Maturity Date.  Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James’s, living on the date hereof.

The Call Option Holder may, at its option, terminate this Agreement on any Distribution Date on which the aggregate of the Stated Principal Balances of the Mortgage Loans immediately after such date is equal to or less than 5% of the Cut-Off Date Aggregate Principal Balance, by purchasing, on such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of (i) the outstanding Stated Principal Balances of the Mortgage Loans (other than in respect of REO Properties), (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Principal Balance of each Mortgage Loan related to any REO Property and (iii) in all cases, accrued and unpaid interest thereon at the applicable Loan Rate through the end of the Due Period preceding the final Distribution Date, plus unreimbursed Servicing Advances and Advances and any unpaid Master Servicing Fees and Servicing Fees allocable to such Mortgage Loans and REO Properties, plus all amounts, if any, then due and owing to the Trustee, the Master Servicer and the Securities Administrator under this Agreement (the “Termination Price”).

(b)

Notice of any termination pursuant to the second paragraph of Section 10.01(a), specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Certificate Registrar for payment of the final distribution and cancellation, shall be given promptly by the Trustee upon the Trustee receiving notice of such date from the Master Servicer by letter to the Certificateholders mailed not earlier than the 10th day and not later than the 19th day of the month immediately preceding the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Certificate Registrar therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified.  The Trustee shall give such notice to the Securities Administrator, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates.  Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Trustee shall terminate or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(c)

Upon presentation and surrender of the Certificates, the Securities Administrator, as Paying Agent shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Section 5.01 hereof for such Distribution Date.

(d)

In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate account for the benefit of such Certificateholders, and the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Master Servicer shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to the Master Servicer for payment.

SECTION 10.02.  Additional Termination Requirements.

(a)

In the event the purchase option provided in Section 10.01 is exercised, the Trust shall be terminated in accordance with the following additional requirements:

(i)

The Trustee shall sell any remaining assets of the Trust Fund for cash and, within 90 days of such sale, the Securities Administrator shall distribute to (or credit to the account of) the Certificateholders the proceeds of such sale together with any cash on hand (less amounts retained to meet claims) in complete liquidation of the Trust Fund and the REMIC created hereunder; and

(ii)

The Securities Administrator shall attach a statement to the final federal income tax return for the REMIC created hereunder stating that pursuant to Treasury Regulation §1.860F-1, the first day of the 90-day liquidation period for such REMIC was the date on which the Trustee sold the assets of the Trust Fund and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder as evidenced by an Opinion of Counsel delivered to the Trustee obtained at the expense of the Seller.

(b)

By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Trustee and the Securities Administrator as their attorneys in fact to undertake the foregoing steps.

SECTION 10.03.  Assignment of the Call Option.

(a)

Initially, the Call Option Holder shall be the Master Servicer.  Subject to the restrictions set forth in Section 10.03(b), the Seller may, in its sole discretion, designate one (1) successor Call Option Holder upon delivery to, and acknowledgement by, the Trustee and the Master Servicer of, a Call Option Assignment Agreement.  The Trustee shall, within two Business Days of receipt of an executed Call Option Assignment Agreement from the Seller, acknowledge and deliver to the Seller and the successor Call Option Holder, an executed and acknowledged copy of such Call Option Assignment Agreement.  Upon assignment of the Call Option by the Seller to a successor Call Option Holder, the successor Call Option Holder will hold all rights to the Call Option and neither the Master Servicer nor the Seller will have any further interest in the Call Option.

(b)

Any successor Call Option Holder must (i) either be a Servicer or the Master Servicer hereunder and (ii) not be the Seller or any Affiliate of the Seller.  Any transfer to a Call Option Holder not meeting the requirements of this Section 10.03(b) shall be null and void.

ARTICLE XI

[RESERVED]

ARTICLE XII

MISCELLANEOUS PROVISIONS

SECTION 12.01.  Amendment.

This Agreement may be amended from time to time by the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee without the consent of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, or (iv) to conform the terms hereof to the description thereof provided in the Prospectus; provided, however, that any such action listed in clause (i) through (iii) above shall be deemed not to adversely affect in any material respect the interests of any Certificateholder, if evidenced by (i) written notice to the Depositor, the Seller, the Master Servicer, the Securities Administrator and the Trustee from the Rating Agency that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency or (ii) an Opinion of Counsel stating that such amendment shall not adversely affect in any material respect the interests of any Certificateholder, is permitted by the Agreement and all the conditions precedent, if any have been complied with, delivered to the Master Servicer and the Trustee.

In addition, this Agreement may be amended from time to time by Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates that are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 662/3% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding.  Upon approval of an amendment, a copy of such amendment shall be sent to the Rating Agency.

Notwithstanding any provision of this Agreement to the contrary, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by and at the expense of the Person seeking such Amendment (unless such Person is the Trustee, in which case the Trustee shall be entitled to be reimbursed for such expenses by the Trust pursuant to Section 8.05 hereof), to the effect that such amendment will not result in the imposition of a tax on the REMIC created hereunder pursuant to the REMIC Provisions or cause the REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof, such amendment is permitted by this Agreement and all conditions precedent, if any, have been complied with.

Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Seller (but in no event at the expense of the Trustee), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Master Servicer and the Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

The Trustee may, but shall not be obligated to, enter into any amendment pursuant to this 12.01 Section that affects its rights, duties and immunities under this Agreement or otherwise.

SECTION 12.02.  Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee at the expense of the Trust, but only upon direction of Certificateholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

SECTION 12.03.  Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.  It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 12.04.  Governing Law; Jurisdiction.

This Agreement shall be construed in accordance with the laws of the State of Delaware, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 12.05.  Notices.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Seller, to Greenwich Capital Financial Products, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: General Counsel (telecopy number (203) 618-2132), or such other address or telecopy number as may hereafter be furnished to the Depositor, the Master Servicer, the Securities Administrator and the Trustee in writing by the Seller, (b) in the case of the Trustee, to Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, CA 92705-4934, Attention:  GC03H1 (telecopy number (714) 247-6329), with a copy to the Corporate Trust Office or such other address or telecopy number as may hereafter be furnished to the Depositor, the Master Servicer, the Securities Administrator and the Seller in writing by the Trustee, (c) in the case of the Depositor, to Greenwich Capital Acceptance, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Legal (telecopy number (203) 618-2132), or such other address or telecopy number as may be furnished to the Seller, the Master Servicer, the Securities Administrator and the Trustee in writing by the Depositor and (d) in the case of the Master Servicer or the Securities Administrator, to Wells Fargo Bank Minnesota, National Association, P.O. Box 98, Columbia, Maryland 21046, Attention: Master Servicing – HarborView 2003-1 (telecopy number (410) 715-2380) or, in the case of the Master Servicer or the Securities Administrator via overnight delivery, 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Master Servicing – HarborView 2003-1 (telecopy number (410) 715-2380), or such other address or telecopy number as may be furnished to the Depositor, the Seller and the Trustee in writing by the Master Servicer or the Securities Administrator, as applicable.  Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Notice of any Event of Default shall be given by telecopy and by certified mail.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice.  A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

SECTION 12.06.  Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 12.07.  Article and Section References.

All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

SECTION 12.08.  Notice to the Rating Agency.

(a)

The Trustee shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

(i)

any material change or amendment to this Agreement;

(ii)

the occurrence of any Event of Default that has not been cured or waived;

(iii)

the resignation or termination of the Master Servicer or the Trustee;

(iv)

the final payment to Holders of the Certificates of any Class;

(v)

any change in the location of any Account; and

(vi)

if the Trustee is acting as a successor Master Servicer pursuant to Section 7.02 hereof, any event that would result in the inability of the Trustee to make Advances.

(b)

The Securities Administrator shall promptly furnish or make available to the Rating Agency copies of each Distribution Date Statement described in Section 5.04 hereof.

(c)

The Master Servicer shall promptly furnish to the Rating Agency copies of the following:

(i)

each annual statement as to compliance described in Section 3.16 hereof;

(ii)

each annual independent public accountants’ servicing report described in Section 3.17 hereof; and

(iii)

each notice delivered pursuant to Section 5.05 hereof which relates to the fact that the Master Servicer has not made an Advance.

(d)

All notices to the Rating Agency provided for in this Agreement shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

Standard & Poor’s Ratings Services,

   a Division of The McGraw-Hill Companies, Inc.

55 Water Street

New York, New York 10041

Attention:  Residential Mortgages

SECTION 12.09.  Further Assurances.

Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys’ fees) to be incurred in connection therewith.

SECTION 12.10.  Benefits of Agreement.

Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

SECTION 12.11.  Acts of Certificateholders.

(a)

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing, and such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required under this Agreement, to the Master Servicer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “act” of the Certificateholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section 12.11.

(b)

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

(c)

Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

SECTION 12.12.  Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

SECTION 12.13.  Tax Treatment of Class P Certificate.

It is the intent of the parties hereto that the segregated pool of assets consisting of any collections in respect of the Class P Distributable Amount payable to the Class P Certificate constitutes, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulation §301.7701-4(c)(2).  The Securities Administrator shall prepare, sign and file, all of the tax returns in respect of such grantor trust.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator without any right of reimbursement therefor.  The Securities Administrator shall comply with each such requirement by filing Form 1041 or other applicable form.

SECTION 12.14.  Provision of Information.

For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the 1933 Act, each of the Depositor and the Securities Administrator agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the 1933 Act.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing such information shall be reimbursed by the Depositor.

The Securities Administrator shall provide to any person to whom a Prospectus was delivered by Greenwich Capital Markets, Inc., upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 3.18 and (ii) a copy of any other document incorporated by reference in the Prospectus.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the Depositor, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

GREENWICH CAPITAL ACCEPTANCE,

INC., as Depositor

By:    /s/Shakti Radhakishun

Name:  Shakti Radhakishun

Title:    Vice President

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Seller

By:    /s/ James T.  Raeze

Name: James T.  Raeze

Title:   Senior Vice President

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer and Securities Administrator

By:    /s/ Stacey Wainwright

Name: Stacey Wainwright

Title:   Assistant Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee and Custodian

By:    /s/ Alan Sueda

Name: Alan Sueda

Title: Associate

By:    /s/ Barbara Campbell

Name: Barbara Campbell

Title: Assistant Vice President

STATE OF CONNECTICUT

)

) ss.:

COUNTY OF FAIRFIELD

)

On the 25th day of April 2003, before me, a notary public in and for said State, personally appeared Shakti Radhakishun known to me to be a Vice President of Greenwich Capital Acceptance, Inc., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/Deborah McMahon

Notary Public

STATE OF CONNECTICUT

)

) ss.:

COUNTY OF FAIRFIELD

)

On the 24th day of April 2003, before me, a notary public in and for said State, personally appeared James Raeze known to me to be a Sr. Vice President of Greenwich Capital Financial Products, Inc., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/Deborah McMahon

Notary Public

STATE OF MARYLAND

)

) ss.:

COUNTY OF HOWARD

)

On the 24th day of April 2003, before me, a notary public in and for said State, personally appeared Stacey Wainwright known to me to be a Asst. Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/Lisa C. Carr

Notary Public

STATE OF CALIFORNIA

)

) ss.:

COUNTY OF ORANGE

)

On the 24th day of April 2003, before me, a notary public in and for said State, personally appeared Alan Sueda known to me to be an Associate of Deutsche Bank National Trust Company, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/Melanie S. Wong

Notary Public

STATE OF CALIFORNIA

)

) ss.:

COUNTY OF ORANGE

)

On the 24th day of April 2003, before me, a notary public in and for said State, personally appeared Barbara Campbell known to me to be an Assistant Vice President of Deutsche Bank National Trust Company, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/Melanie S. Wong

Notary Public

EXHIBIT A

FORM OF SENIOR CERTIFICATE

CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.:

[

]

Cut-Off Date:

April 1, 2003

First Distribution Date:

May 19, 2003

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Principal Balance of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Net WAC

CUSIP:

41161P __ _

Class:

A

Assumed Final Distribution Date:

May 19, 2033

HarborView Mortgage Loan Trust 2003-1,

Mortgage Loan Pass-Through Certificates, Series 2003-1

Class A

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of hybrid and adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2003 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and custodian.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator, as Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  April ___, 2003

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank Minnesota, National Association
as Certificate Registrar

EXHIBIT B

FORM OF CLASS A-R CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”) AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE-95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.:

1

Cut-Off Date:

April 1, 2003

First Distribution Date:

May 19, 2003

Initial Certificate Principal

Balance of this Certificate:

$100

Original Class Certificate

Principal Balance of this Class:

$100

Percentage Interest:

100%

Pass-Through Rate:

Net WAC

CUSIP:

41161P __ _

Class:

A-R

Assumed Final Distribution Date:

May 19, 2033

HarborView Mortgage Loan Trust 2003-1

Mortgage Loan Pass-Through Certificates, Series 2003-1

Class A-R

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of hybrid and adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2003 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and custodian.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office of the Certificate Registrar or the office or agency maintained by the Certificate Registrar.

No transfer of this Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor and in substantially the form attached to the Agreement, to the effect that such transferee is not an employee benefit or other plan or arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), nor a person acting on behalf or investing plan assets of any such plan or arrangement, which representation letter shall not be an expense of the Certificate Registrar or the Trustee, or (ii) a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60, or (iii) an Opinion of Counsel in accordance with the provisions of the Agreement.  Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee and the Certificate Registrar of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee and the Certificate Registrar as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.  The Securities Administrator will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest in this Certificate in violation of the restrictions mentioned above.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Securities Administrator, as Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  April ___, 2003

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank Minnesota, National Association,
as Certificate Registrar

EXHIBIT C

FORM OF SUBORDINATE CERTIFICATE

CLASS B-[      ] CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [Applicable to Book-Entry Certificates only; delete for Physical Certificates]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED (A) (1) UNLESS SUCH TRANSFER IS MADE TO A QUALIFIED INSTITUTIONAL BUYER IN RELIANCE UPON RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR (2) UNLESS SUCH TRANSFER IS MADE TO AN ACCREDITED INVESTOR IN RELIANCE UPON RULE 501 (C)(1), (2), (3) OR (7) OF THE 1933 ACT (IN EACH CASE AS EVIDENCED BY AN INVESTMENT LETTER DELIVERED TO THE CERTIFICATE REGISTRAR, IN SUBSTANTIALLY THE FORM ATTACHED TO THE AGREEMENT AND, IF SO REQUIRED BY THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, A WRITTEN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, STATING THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION (INCLUDING A DESCRIPTION OF THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR) FROM THE 1933 ACT OR STATING THAT SUCH TRANSFER IS BEING MADE PURSUANT TO THE 1933 ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR) OR (B) UNLESS THE TRANSFEROR SHALL HAVE EXECUTED A TRANSFEROR CERTIFICATE (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) AND THE TRANSFEREE SHALL HAVE EXECUTED AN INVESTMENT LETTER (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR CERTIFYING TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR.]  [Applicable to Class B-4, Class B-5 and Class B-6 Certificates that are Physical Certificates only; Delete for Class B-1, Class B-2 and Class B-3 Certificates and Class B-4, Class B-5 and Class B-6 Certificates that are Book-Entry Certificates]

[IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) IF THIS CERTIFICATE HAS BEEN THE OBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE DELIVERY TO THE CERTIFICATE REGISTRAR OF AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]  [Applicable to Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates that are Physical Certificates only; delete for Class B-1, Class B-2 and Class B-3 Certificates and Class B-4, Class B-5 and Class B-6 Certificates that are Book-Entry Certificates]

[THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (I) IT ACQUIRED SUCH CERTIFICATE (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) AS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (II) IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION, (A) SUCH HOLDER IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER, (B) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, SUCH HOLDER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY THE HOLDER WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, ANY SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]  [Applicable to Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates that are Book-Entry Certificates only; delete for Class B-1, Class B-2 and Class B-3 Certificates and Class B-4, Class B-5 and Class B-6 Certificates that are Physical Certificates]

THIS CERTIFICATE IS SUBORDINATE IN RIGHT AND PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.:

[

]

Cut-Off Date:

April 1, 2003

First Distribution Date:

May 19, 2003

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[

]

Original Class Certificate

Principal Balance of this

Class:

$[

]

Percentage Interest:

[

]%

Pass-Through Rate:

Net WAC

CUSIP:

41161P __ _

Class:

B-[    ]

Assumed Final Distribution Date:

May 19, 2033

HarborView Mortgage Loan Trust 2003-1,

Mortgage Loan Pass-Through Certificates, Series 2003-1

Class B-[      ]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of hybrid and adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.

This certifies that [CEDE & CO.] [Applicable to Book-Entry Certificates only] [_________________________] [Applicable to Physical Certificates only] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2003 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and custodian.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator, as Certificate Registrar.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  April ___, 2003

DEUTSCHE BANK NATIONAL TRUST

COMPANY,

not in its individual capacity,

but solely as Trustee

By

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of
Wells Fargo Bank Minnesota, National Association
as Certificate Registrar

EXHIBIT D

FORM OF CLASS P CERTIFICATE

CLASS P CERTIFICATE

THIS CERTIFICATE DOES NOT EVIDENCE AN INTEREST IN THE REMIC CREATED PURSUANT TO THE AGREEMENT REFERENCED HEREIN.

THIS CERTIFICATE IS NOT ENTITLED TO DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST.  THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED TO CERTAIN DISTRIBUTIONS AS PROVIDED IN THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “1933 ACT”) OR ANY STATE SECURITIES LAWS.  NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) TO A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, AS EVIDENCED BY AN INVESTMENT LETTER DELIVERED BY THE TRANSFEREE TO THE CERTIFICATE REGISTRAR, IN SUBSTANTIALLY THE FORM ATTACHED TO THE AGREEMENT.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING PLAN ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (B) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE DELIVERY TO THE CERTIFICATE REGISTRAR OF AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT

Cut-Off Date:

April 1, 2003

Percentage Interest:

100%

Certificate No.:

1

Class:

P

HarborView Mortgage Loan Trust 2003-1

Mortgage Loan Pass-Through Certificates, Series 2003-1

Class P

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of hybrid and adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2003 (the “Agreement”) among the Depositor, Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and custodian.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Securities Administrator, as Certificate Registrar.

EXHIBIT E

FORM OF REVERSE OF THE CERTIFICATES

HARBORVIEW MORTGAGE LOAN TRUST 2003-1

Mortgage Loan Pass-Through Certificates, Series 2003-1

Reverse Certificate

This Certificate is one of a duly authorized issue of Certificates designated as HarborView Mortgage Loan Trust 2003-1, Mortgage Loan Pass-Through Certificates, Series 2003-1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator, as Paying Agent is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, distributions will be made on the 19th day of each month, or if the 19th day is not a Business Day, then on the next succeeding Business Day (the “Distribution Date”), commencing on the Distribution Date in May 2003, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made, (i) in the case of a Physical Certificate, by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer as set forth in the Agreement and (ii) in the case of a Book-Entry Certificate, to the Depository, which shall credit the amounts of such distributions to the accounts of its Depository Participants in accordance with its normal procedures.  The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement at any time, by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Trustee and Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

[Subject to the terms of the Agreement, each Class of Book-Entry Certificates will be registered as being held by the Depository or its nominee and beneficial interests will be held by Certificate Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $25,000 and integral dollar multiples of $1 in excess thereof, in the case of the Class A, Class B-1, Class B-2 and Class B-3 Certificates and $100,000 and integral dollar multiples of $1,000 in excess thereof, in the case of the Class B-4, Class B-5 and Class B-6 Certificates, except that one Certificate of each such Class of Certificates may be in a different denomination.]  [Applicable to Book-Entry Certificates only; delete for Physical Certificates.]

[The Class A-R and Class P Certificates are each issuable as a single certificate in physical form only in a Percentage Interest of 100%.]  [Applicable to Class A-R and Class P Certificates only.]

[The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.]  [Applicable to Physical Certificates only; delete for Book-Entry Certificates.]

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Paying Agent and any agent of the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Paying Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Paying Agent or any agent of any of them shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate of the Stated Principal Balances of the Mortgage Loans immediately after such date is equal to or less than 5% of the Cut-Off Date Aggregate Principal Balance, the Call Option Holder may, at its option, terminate the Agreement by purchasing, on such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at the Termination Price as provided in the Pooling and Servicing Agreement.  In the event that the Call Option Holder does not exercise its right of optional termination, the obligations and responsibilities created by the Agreement will terminate upon the earliest of (i) the Distribution Date on which the Class Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan and (iii) the Latest Possible Maturity Date.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto _____________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________.

Dated: _____________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________________

for the account of _______________________________________________________,

account number ____________________, or, if mailed by check, to ___________

__________________________________________________________________

Applicable statements should be mailed to ____________________________________

______________________________________________________________________.

This information is provided by ______________________________________,

the assignee named above, or ___________________________________________, as its agent.

EXHIBIT F

REQUEST FOR RELEASE

Date

[Addressed to Trustee

or, if applicable, custodian]

In connection with the administration of the mortgages held by you as [Trustee] [Custodian, on behalf of the Trustee] under a certain Pooling and Servicing Agreement dated as of April 1, 2003 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian (the “Pooling and Servicing Agreement”), the undersigned [Master Servicer] [Servicer] hereby requests a release of the Mortgage File held by you as [Trustee] [Custodian, on behalf of the Trustee] with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1.

Mortgage Loan paid in full. (The [Master Servicer] [Servicer] hereby certifies that all amounts received in connection with the loan have been or will be credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

2.

The Mortgage Loan is being foreclosed.

3.

Mortgage Loan substituted. (The [Master Servicer] [Servicer] hereby certifies that a Qualified Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Pooling and Servicing Agreement.)

4.

Mortgage Loan repurchased. (The [Master Servicer] [Servicer] hereby certifies that the Purchase Price has been credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

5.

Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us without obligation to return to you).

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

_____________________________________

[Name of Master Servicer] [Name of Servicer]

By:__________________________________

Name:

Title: Servicing Officer

EXHIBIT G-1

FORM OF RECEIPT OF MORTGAGE NOTE

RECEIPT OF MORTGAGE NOTE

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Re:

HarborView Mortgage Loan Trust 2003-1

Mortgage Loan Pass-Through Certificates, Series 2003-1

Ladies and Gentlemen:

Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of April 1, 2003, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian, we hereby acknowledge receipt of an original Mortgage Note with respect to each Mortgage Loan listed on Exhibit 1, with any exceptions thereto listed on Exhibit 2.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:

Name:

Title:

Dated:

EXHIBIT 1

MORTGAGE LOAN SCHEDULE

EXHIBIT 2

EXCEPTIONS REPORT

EXHIBIT G-2

FORM OF INTERIM CERTIFICATION OF TRUSTEE

INTERIM CERTIFICATION OF TRUSTEE

[Date]

Greenwich Capital Acceptance, Inc. 600 Steamboat Road Greenwich, Connecticut 06830
Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, Connecticut 06830

Re:

HarborView Mortgage Loan Trust 2003-1

Mortgage Loan Pass-Through Certificates, Series 2003-1

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement dated as of April 1, 2003 (the “Pooling and Servicing Agreement”), among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian, the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached schedule):

(i)

all documents required to be delivered to the Trustee (or to the Custodian, on behalf of the Trustee) pursuant to Section 2.01 of the Pooling and Servicing Agreement are in its possession;

(ii)       such documents have been reviewed by the Trustee and have not been mutilated,

damaged or torn and relate to such Mortgage Loan; and

(iii)      based on the Trustee’s examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (iii) and (xiii) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and relate to such Mortgage Loan.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:

Name:

Title:

EXHIBIT G-3

FORM OF FINAL CERTIFICATION OF TRUSTEE

FINAL CERTIFICATION OF TRUSTEE

[Date]

Greenwich Capital Acceptance, Inc. 600 Steamboat Road Greenwich, Connecticut 06830
Greenwich Capital Financial Products, Inc. 600 Steamboat Road Greenwich, Connecticut 06830

Re:

HarborView Mortgage Loan Trust 2003-1

Mortgage Loan Pass-Through Certificates, Series 2003-1

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement dated as of April 1, 2003 (the “Pooling and Servicing Agreement”), among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed in the attached schedule) it has received all documents required to be delivered to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement.

Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii) and (xiii) of the definition of “Mortgage Loan Schedule” in the Pooling and Servicing Agreement accurately reflects the information set forth in each Mortgage File.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:

Name:

Title:

EXHIBIT H

FORM OF LOST NOTE AFFIDAVIT

Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:  Deponent is ______________________ of Greenwich Capital Financial Products, Inc. (the “Seller”) and who has personal knowledge of the facts set out in this affidavit.

On _______________, 200__, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

That said note has been misplaced or lost through causes unknown and is currently lost and unavailable after diligent search has been made.  The Seller’s records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and such Seller is still owner and holder in due course of said lost note.

The Seller executes this Affidavit for the purpose of inducing Deutsche Bank National Trust Company, as trustee on behalf of HarborView Mortgage Loan Trust 2003-1, Mortgage Loan Pass-Through Certificates, Series 2003-1, to accept the transfer of the above-described mortgage loan from the Seller.

The Seller agrees to indemnify Deutsche Bank National Trust Company and Greenwich Capital Acceptance, Inc. and hold each of them harmless for any losses incurred by such parties resulting from the fact that the above described Note has been lost or misplaced.

By:  __________________________________

        __________________________________

STATE OF	)
	)	Ss:
COUNTY OF	)

On this ____ day of ___________ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

Witness my hand and Notarial Seal this ____ day of _______ 20__.

_______________________________

_______________________________

My commission expires _______________.

EXHIBIT I-1

FORM OF ERISA REPRESENTATION

(CLASS A-R) (CLASS P)

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank Minnesota, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

Re:  HarborView Mortgage Loan Trust 2003-1

Mortgage Loan Pass-Through Certificates, Series

2003-1, Class [A-R] [P]

Ladies and Gentlemen:

1.

The undersigned is the ______________________ of _________________ (the “Transferee”), a [corporation duly organized] and existing under the laws of __________, on behalf of which she makes this affidavit.

2.

The Transferee either (x) is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”) nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect the transfer; (y) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, and is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60; or (z) shall deliver to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, any Servicer, the Securities Administrator or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator, the Depositor or the Trust.

3.

Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of April 1, 2003 (the “Agreement”) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian, no transfer of any ERISA-Restricted Certificate in the form of a Definitive Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

_________________________________

[Transferee]

By:______________________________

    Name:

    Title:

EXHIBIT I-2

FORM OF ERISA REPRESENTATION

(CLASS B-4) (CLASS B-5) (CLASS B-6)

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut  06830

Wells Fargo Bank Minnesota, National Association

9062 Old Annapolis Road
Columbia, Maryland 21045

Re:  HarborView Mortgage Loan Trust 2003-1

Mortgage Loan Pass-Through Certificates,

Series 2003-1, Class [B-4], [B-5], [B-6]

Ladies and Gentlemen:

1.

The undersigned is the ______________________ of _________________ (the “Transferee”), a [corporation duly organized] and existing under the laws of __________, on behalf of which s/he makes this affidavit.

2.

The Transferee either (x) is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”) nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect the transfer; (y) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60; or (z) shall deliver to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, any Servicer, the Securities Administrator or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator, the Depositor or the Trust.

3.

The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of April 1, 2003 (the “Agreement”) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian, no transfer of any ERISA-Restricted Certificate in the form of a Definitive Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

_________________________________

[Transferee]

By:______________________________

    Name:

    Title:

EXHIBIT J-1

FORM OF INVESTMENT LETTER [NON-RULE 144A]

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut  06830

Wells Fargo Bank Minnesota, National Association

9062 Old Annapolis Road
Columbia, Maryland 21045

Re:

HarborView Mortgage Loan Trust 2003-

Mortgage Loan Pass-Through Certificates, Series 2003-1

Ladies and Gentlemen:

In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either:  (i) we are not an employee benefit plan that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”), nor are we acting on behalf of any such Plan; or (ii) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, we are an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60 or (iii) we have presented an Opinion of Counsel satisfactory to the Certificate Registrar, which Opinion of Counsel shall not be an expense of any of the Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator, the Depositor or the Trust, addressed to the Certificate Registrar, to the effect that the purchase and holding of such ERISA-Restricted Certificate in the form of a Definitive Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, any Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in the Pooling and Servicing Agreement dated as of April 1, 2003 (the “Pooling and Servicing Agreement) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian or to any liability, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Very truly yours,

[NAME OF TRANSFEREE]

By:

  Authorized Officer

EXHIBIT J-2

FORM OF RULE 144A INVESTMENT LETTER

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road
Greenwich, Connecticut  06830

Wells Fargo Bank Minnesota, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Re:

HarborView Mortgage Loan Trust 2003-1

Mortgage Loan Pass-Through Certificates, Series 2003-1

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) either:  (i) we are not an employee benefit plan that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”), nor are we acting on behalf of any such Plan; or (ii) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, we are an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60 or (iii) we have presented an Opinion of Counsel satisfactory to the Certificate Registrar, which Opinion of Counsel shall not be an expense of any of the Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator, the Depositor or the Trust, addressed to the Certificate Registrar, to the effect that the purchase and holding of such ERISA-Restricted Certificate in the form of a Definitive Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Master Servicer, any Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in the Pooling and Servicing Agreement dated as of April 1, 2003 (the “Pooling and Servicing Agreement) among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian or to any liability, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Very truly yours,

[NAME OF TRANSFEREE]

By:

  Authorized Officer

ANNEX 1 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

i.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

ii.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $            1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

___

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

________________________

1

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

___

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Broker-dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___

Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___

Business Development Company.  Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

iii.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

iv.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

v.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

vi.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Buyer

By:

   Name:

   Title:

Date:

ANNEX 2 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___

The Buyer owned $             in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___

The Buyer is part of a Family of Investment Companies which owned in the aggregate $          in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer or Adviser

By:

   Name:

   Title:

IF AN ADVISER:

Print Name of Buyer

Date:

EXHIBIT K

FORM OF TRANSFEROR CERTIFICATE

[Date]

Wells Fargo Bank Minnesota, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

Deutsche Bank National Trust Company
1761 E. St. Andrew Place
Santa Ana, California 92705

Re:

HarborView Mortgage Loan Trust 2003-1 Mortgage
Loan Pass-Through Certificates, Series 2003-1, Class A-R

Ladies and Gentlemen:

In connection with our proposed transfer of an Ownership Interest in the Class A-R Certificate, we hereby certify that (a) we have no knowledge that the proposed Transferee is not a Permitted Transferee acquiring an Ownership Interest in such Class A-R Certificate for its own account and not in a capacity as trustee, nominee, or agent for another Person, and (b) we have not undertaken the proposed transfer in whole or in part to impede the assessment or collection of tax.

Very truly yours,

[_____________________]

By:  ______________________________

EXHIBIT L

TRANSFER AFFIDAVIT FOR CLASS A-R CERTIFICATE

PURSUANT TO SECTION 6.02(e)

HARBORVIEW MORTGAGE LOAN TRUST 2003-1

MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2003-1, CLASS A-R

STATE OF	)
	)	Ss:
COUNTY OF	)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of ______________________, the proposed Transferee of a 100% Ownership Interest in the Class A-R Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement, (the “Agreement”) dated as of April 1, 2003, relating to the above-referenced Certificates, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian.  Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest for its own account and not in a capacity as trustee, nominee or agent for another party.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.  The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

4.

The Transferee has been advised of, and understands that a tax may be imposed on a “pass-through entity” holding the Certificate if, at any time during the taxable year of the pass-through entity, a Disqualified Organization is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false.  (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 6.02(e) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(e) of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit K to the Agreement (a “Transferor Certificate”).

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.

The Transferee’s taxpayer identification number is             .

9.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of the REMIC provisions and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this       day of                   , 20  .

[NAME OF TRANSFEREE]

By:

   Name:

   Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named              ______, known or proved to me to be the same person who executed the foregoing instrument and to be the                      of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this       day of          , 20  .

NOTARY PUBLIC

My Commission expires the      day of                 , 20  .

EXHIBIT M

LIST OF SERVICERS AND SERVICING AGREEMENTS

1.

Master Flow Sale and Servicing Agreement, dated as of May 1, 2002, between Greenwich Capital Financial Products, Inc. (“GCFP”), as purchaser and GMAC Mortgage Corporation (“GMAC”), as seller and servicer, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of April 1, 2003, between GCFP and GMAC, and acknowledged by Wells Fargo Bank Minnesota, National Association (“Wells Fargo”), as master servicer and Deutsche Bank National Trust Company (“Deutsche Bank”), as trustee.

2.

Master Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 2003, between GCFP, as purchaser and National City Mortgage Co. (“National City”), as seller and servicer, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of April 1, 2003, between GCFP and National City, and acknowledged by Wells Fargo, as master servicer and Deutsche Bank, as trustee.

3.

Master Interim Servicing Agreement, dated as of March 26, 2003, between GCFP, as owner and GMAC, as servicer, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of April 1, 2003, between GCFP and GMAC, and acknowledged by Wells Fargo, as master servicer and Deutsche Bank, as trustee.

EXHIBIT N

FORM OF CALL OPTION ASSIGNMENT AGREEMENT

CALL OPTION ASSIGNMENT AGREEMENT

This CALL OPTION ASSIGNMENT AGREEMENT (the “Call Option Assignment Agreement”) is made as of [                            ], 200[  ], by and between Greenwich Capital Financial Products, Inc. (the “Assignor”) and [

] (the “Assignee” or “Call Option Holder”):

WITNESSETH:

WHEREAS, Wells Fargo Bank Minnesota National Association, in its capacity as mater servicer (the “Master Servicer”) under the Pooling and Servicing Agreement dated as of April 1, 2003 among Greenwich Capital Acceptance, Inc., as depositor, Greenwich Capital Financial Products, Inc, as seller, Deutsche Bank National Trust Company, as trustee and custodian, and the Master Servicer, as master servicer and securities administrator (the “Pooling and Servicing Agreement”), is the Call Option Holder which holds the option to terminate the Pooling and Servicing Agreement and the HarborView Mortgage Loan Trust 2003-1 (the “Trust”) created thereunder (the “Call Option”) pursuant to the terms set forth in Article X of the Pooling and Servicing Agreement; and

WHEREAS, pursuant to Section 10.03(a) of the Pooling and Servicing Agreement, the Assignor may, on a one-time basis, assign the right to the Call Option to a successor Call Option Holder which meets the requirements of Section 10.03(b); and

WHEREAS, the Assignor desires to assign to the Assignee the right to the Call Option.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual promises herein contained, the parties hereby agree as follows:

1.        Assignment of the Call Option.  Pursuant to Section 10.03(a) of the Pooling and

Servicing Agreement, the Assignor does hereby assign to the Assignee the right to the Call Option and the Assignor hereby acknowledges that, upon execution of this Call Option Assignment Agreement, it will have no further right to assign the Call Option.

2.        Delegation of Duties.  The Assignee warrants and represents to, and covenants with, the Assignor and the Trustee that the Assignee agrees to be bound, as Call Option Holder, by all of the terms of the Pooling and Servicing Agreement and from the date hereof, the Assignee assumes all of the obligations of the Call Option Holder thereunder.

3.        Certification.  The Assignee hereby certifies that it is not the Seller or an Affiliate of the Seller (each as defined in the Pooling and Servicing Agreement).

4.        Governing Law.  This Call Option Assignment Agreement shall be construed in accordance with the laws of the state of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws principles applied in New York.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Assignor
By:
Name:
Title:
[ ], as Assignee
By:
Name:
Title:

Acknowledged by:

WELLS FARGO BANK MINNEOSTA, NATIONAL

   ASSOCIATION, as Master Servicer

By:
Name:
Title:

DEUTSCHE BANK NATIONAL TRUST COMPANY,

   as Trustee

By:
Name:
Title

SCHEDULE I

MORTGAGE LOAN SCHEDULE